Exhibit 4.1

[Translation for informational purposes only]

Provisional Certificate No.	Represents ordinary, nominative, Series “A”, Class I shares, without expression of nominal value, representative of the minimum fixed capital.

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A.B. DE C.V.

CORPORATE DOMICILE:	Mexico City, Federal District.
TERM:	Indefinite.

This Title is deposited in administration with S.D. Indeval Institución para el Depósito de Valores, S.A. de C.V., in terms and for the purposes of Article 282 of the Securities Market Law and represents      ordinary, nominative, Series “A”, Class I shares, without expression of nominal value, fully paid and subscribed, representative of the minimum fixed capital of Controladora Vuela Compañía de Aviación, S.A.B. de C.V. (the “Company”), of the total ordinary, nominative, Series “A”, Class I shares, without expression of nominal value, representative of the minimum fixed capital of the Company.

The Company was incorporated under the name “Controladora Vuela Compañía de Aviación, S.A. de C.V.”, by means of public deed No. 83.537, dated October 27, 2005, granted before Lic José Visoso del Valle, Notary Public number 92 of the Federal District, which first official transcript was registered with the Public Registry of Property and Commerce of the Federal District, under the commercial folio number 342,507, on January 20, 2006.

By public deed number     dated          , 2013, granted before Lic     , Notary Public number      of the Federal District, which first official transcript was registered with the Public Registry of Property and Commerce of the Federal District, under the commercial folio number     , on     ,     , it was resolved, among other things, to adopt the form of a Sociedad Anónima Bursátil de Capital Variable and, consequently, the amendment to the corporate name of the Company to Controladora Vuela Compañía de Aviación, S.A.B. de C.V., and the amendment to the Company’s By-laws.

“FIFTH. Nationality. The Company is of Mexican nationality. Any foreigner who at the time of incorporation or at any time thereafter acquires shares of the Company, agrees with the Ministry of Foreign Affairs to be treated as Mexican national with respect to (a) the shares or rights acquired of the Company and (b) the properties, rights, governmental concessions, participations or interests owned by the Company and (c) any rights and obligations derived from the agreements entered into by the Company; and it shall be understood that each foreigner agrees not to invoke the protection of his government, under penalty, in case of failure to comply with such agreement, of forfeiture of the acquired rights and assets in favor of the Mexican nation.”

Mexico City, Federal District,      de 2013.

[ ]	[ ]
Director	Director

Main Rights and Obligations of the Shareholders

In accordance with the provisions of the Bylaws, the following is the full text of the Clause Eight of the Bylaws:

EIGHTH. Acquisition of Shares by the Company; Change of Control Provisions; Restrictions in the Transfer of Series B Shares.

(a) Acquisition of Shares by the Company. The Company may acquire shares representing its own capital stock or negotiable instruments or any other instruments that represent such shares without being subject to the prohibition established in the first paragraph of Article 134 (one hundred thirty four) of the Mexican General Corporations Law. The acquisition of its own shares shall take place in any national or foreign securities exchange or in any foreign market at market prices, except in case of public bids or auctions authorized by the National Banking and Securities Commission. The acquisition of its own shares shall be made against its net worth, in which case the Company may maintain the acquired shares with no need of reducing its capital stock, or, against its capital stock, in which case such shares shall become unsubscribed and be maintained in its treasury, with no need of an agreement by the General Shareholders Meeting.

The General Ordinary Shareholders Meeting shall expressly agree for each fiscal year, the maximum amount of resources that may be used for the acquisition of its own shares or negotiable instruments or other instruments representing them, with the only limitation being that the total resources for the corresponding acquisition may not exceed the sum of the total net profits of the Company, including the profits retained from previous years. In any event, the Company must be up to date in the payment of the obligations arising from debt instruments registered with the National Securities Registry. The Board of Directors shall appoint the responsible persons of the acquisition and placement of its own shares.

As long as the acquired shares belong to the Company, such shares may not be represented or voted in the General Shareholders Meetings, nor exercise any kind of corporate or economic rights with respect to such shares.

The acquisition and sale of shares under this Clause, the reports of the transactions about such transactions which shall be submitted to the General Ordinary Shareholders Meeting, the rules of financial information disclosure, as well as the manner and terms under which these transactions shall be reported to the National Banking and Securities Commission, the relevant stock exchange and the public investors, shall be subject to the provisions of the Mexican Securities Market Law and the general provisions issued by such Commission.

(b) Change of Control Provisions

(A) Defined Terms

For purposes of this paragraph of Clause Eighth, the following terms shall have the meanings ascribed to them:

“Shares” means any and all the shares representing the capital stock of the Company, of whatever class, series or name, or any security, instrument, right (detachable or not, represented or not by any instrument, or resulting from contractual provisions and not by any instrument) or instrument issued or created based on such shares, including ordinary participation certificates or depositary certificates in respect thereto, irrespective of their governing law or the market where they may be placed, executed or granted, or of its name, or that otherwise grants its holders rights to such shares or is convertible into or exchangeable for such shares, including financial instruments and operations known as derivative transactions, options, warrants or other similar or equivalent rights or instruments, or any complete or partial right in respect of or related to shares evidencing the capital stock of the Company, including in all cases within the definition, notwithstanding they may not be strictly considered as shares.

“Voting Arrangement” shall have the meaning ascribed to such term in this Clause Eighth.

“Affiliate” means (i) any company that Controls, is Controlled by, or is under common Control of any Person, and (ii) with respect to an individual, any of the parents, siblings, spouse, previous spouse, concubines, direct descendants, without limit of degree, the spouses and previous spouses of such descendants, as well as any trust or agreement or equivalent executed with the purpose to benefit such individuals.

“Competitor” means any Person involved, directly or indirectly, through any means and through any entity, vehicle or contract, in a preponderant or sporadic manner, in (i) the business of air transportation services of passengers, cargo, currier and/or mixed, and/or (ii) any activity in which the Company or any of its Subsidiaries is at any time involved, and which represents 5% (five percent) or more of the consolidated gross income of the Company and its Subsidiaries, provided that the Board of Directors may, on a case by case basis, agree to exempt any Person from falling into this definition, by passing resolutions pursuant to these By-laws.

“Consortium” means the group of entities, of any nature, form or denomination, irrespective of their denomination or jurisdiction of incorporation, connected amongst each other through one or more individuals that forming or not a Group of Persons, have Control over such entities, provided that, as part of the concept entity, a trust or similar contract shall be deemed included regardless of the applicable law under which such entities are incorporated or executed, and regardless of its denomination.

“Control”, “Controls” or “Controlled” means the ability of a Person or Group of Persons, whatever their nature or denomination (including a Consortium or Corporate Group) and irrespective of the jurisdiction of incorporation or existence, to carry out any of the following acts (i) impose, directly or indirectly, decisions in the general shareholders meetings or partners meetings or equivalent bodies, or to appoint or remove the majority of the directors or equivalent positions in the Company, (ii) maintain ownership of any class of Shares or rights derived from such Shares, that allow, directly or indirectly, the exercise of the voting right of more than 50% (fifty percent) of the capital stock of the Company, or (iii) direct, or in any other form determine, directly or indirectly, the management, the strategy or the principal policies of the Company, whether such ability results from holding securities or from a contractual arrangement or from any other means.

“Relevant Directors” means the Chief Executive Officer, as well as the individuals who by holding a position, post or commission in the Company or in the entities Controlled by the Company or Controlling such Company, make decisions that significantly transcend the administrative, financial, operational or legal position of the Company or the Corporate Group to which it belongs, without comprising within this definition the members of the Board of Directors or of the board of directors of the concerned Person.

“Corporate Group” means a group of entities, whatever their nature or denomination, irrespective of their jurisdiction of incorporation, organized under a scheme of direct or indirect equity participation, or otherwise, in which one entity Controls the other entities, provided that, as in the definition of entity, trusts or similar agreements shall be deemed included, regardless of the laws under which such trusts or similar arrangements are created or executed and regardless of their corporate name.

“Group of Persons” means the Persons, including Corporate Groups, that have entered into agreements, of any type, oral or written, apparent or implicit, pursuant to which they have agreed to make decisions in the same direction or to act jointly (even if not in the same direction). It shall be presumed, unless otherwise evidenced, that the following are “Groups of Persons”: (a) persons who are related by blood or law, up to the fourth degree, related by affinity up to the third degree, spouses and concubines; and (b) legal entities, whatever their nature and irrespective of their jurisdiction of incorporation, that belong to the same Consortium or Corporate Group and the Person or Group of Persons that has Control over such legal entities, provided that, in the definition of entity, trusts or similar agreements, regardless of their denomination or the applicable law under which such were executed or incorporated, shall be deemed included.

“Significant Influence” means the ownership of rights which allow, directly or indirectly, by any means, including through a Consortium, Group of Persons or Corporate Group, the exercise of voting rights in respect of at least 20% (twenty percent) of the capital stock of a Person, provided that, in the definition of entity, trusts or similar agreements, regardless their denomination or the applicable law under which such were executed or incorporated, shall be deemed included.

“20% Participation” means the ownership or title, of at least the 20% (twenty percent) or more of the shares, partnership interest or any other interest regardless of whether it is held individually or jointly, directly or indirectly through a legal entity, trust or similar figure, vehicle, enterprise, company, Consortium, Group of Persons or Corporate Group, or other form of economic or commercial association, of any nature and however denominated, having legal existence or not and irrespective of its jurisdiction of organization, with respect to any Person.

“Person” means any individual or legal entity, company, corporation, investment vehicle, trust or similar figure, vehicle, enterprise, or any other form of economic or commercial association or any of its Subsidiaries or Affiliates, of any nature and however denominated, having legal existence or not and irrespective of their jurisdiction of organization, or any Consortium, Group of Persons or Corporate Group, acting or attempting to act jointly, in concert or in coordination for purposes of this Clause.

“Related Parties” means the Persons that, with respect to a Person or the Company, fall into any of the following categories: (a) the Persons that Control or have Significant Influence or a 20% Participation in any legal entity that is part of the Corporate Group or Consortium to which the Company belongs, as well as the directors, managers, or Relevant Directors of the Persons comprising said Consortium or Corporate Group; (b) the Persons with the decision making power, of any nature, in respect of any Person that belongs to the Corporate Group or Consortium to which the relevant Person or the Company belongs; (c) the spouse or concubine and blood or civil relatives up to the fourth degree and relationship by affinity up to the third degree, of the individuals referred to in paragraphs (a) and (b) above, as well as the partners and co-owners of the persons mentioned in such paragraphs or those with whom they maintain business relationships; (d) the legal entities that belong to the same Corporate Group or Consortium as the respective Person or Company; (e) the legal entities Controlled by any of the Persons referred to in paragraphs (a) through (c) above, or in which such Persons have Significant Influence.

“Subsidiary” means any corporation in which a Person is the owner of the majority of the shares of its capital stock or in which a Person has the right to appoint the majority of the members of its board of directors (or equivalent body) or its manager.

(B) Authorization by the Board of Directors for the Acquisition of Securities.

Any and all acquisition or attempt of acquisition of Shares, of any kind, and whatever its form or denomination, that is intended to be performed by any means or title, whether it be through a single transaction or a succession of transactions, without any time limit between one and another, including for these purposes mergers, consolidations or other similar transactions, directly or indirectly, by one or more Persons, Related Parties, Groups of Persons, Corporate Groups or Consortiums, shall require, to be valid, the prior written authorization of the Board of Directors, every time that the number of Shares that is intended to be acquired, together with the Shares already held by the intended acquirer, directly or indirectly, results in a number equal or greater than any percentage of capital stock of 5 (five) or any multiple of 5 (five).

The prior approval by the Board of Directors shall be required regardless of whether the acquisition of the Shares is intended to be performed through a stock exchange, directly or indirectly, in one or more transactions of whatever legal nature, simultaneously or successively, without any time limit, in Mexico or abroad. The prior written approval by the Board of Directors will also be required, for the execution of any agreement of any kind, in oral or written form, regardless of its name, as a result of which voting mechanisms or arrangements, or agreements for associated voting or joint voting, regardless of whether it is in the same direction, that imply a change in the Control of the Company, a 20% Participation or a Significant Influence in the Company (each, a “Voting Arrangement” and jointly, the “Voting Arrangements”). For these purposes, any Person who severally or jointly with any other Person, any Related Party, Group of Persons, Corporate Group or Consortium seeks to carry out an acquisition (including mergers, consolidations or similar transactions), or enter into any Voting Arrangements, shall comply with the following: 1. The interested parties must submit a written request for authorization to the Board of Directors. Such request must be addressed and delivered through a notary public to the Chairman of the Board of Directors at the domicile of the Company with a copy delivered to the Secretary of the Board of Directors of the Company. The request shall contain the following: a. the number and class or series of the Shares which the respective Person and/or any Related Party, Group of Persons, Corporate Group or Consortium (i) owns or co-owns, whether directly or through any Person or Related Party, and/or (ii) in respect of which, they share or enjoy any right, whether it be pursuant to an agreement or otherwise, including any Voting Arrangement;

b. the number and class or series of Shares that are intended to be purchased, whether directly or indirectly, by any means or pursuant to a Voting Arrangement; c. the number and class or series of the Shares pursuant to which any right is intended to be shared, whether it is pursuant to a Voting Arrangement or otherwise; d. (i) the percentage that the Shares referred to in paragraph a. above represent the total issued Shares of the Company , (ii) the percentage that the Shares referred to in paragraph a. represent of the total number of Shares of the same class or series, (iii) the percentage that the Shares referred to in paragraphs b. and c. above, represent of the total Shares issued by the Company, and (iv) the percentage that the Shares referred to in paragraphs b. and c. above represent of the total number of Shares of the same class or series of Shares; e. the identity and nationality of the Person or Persons, Group of Persons, Corporate Group or Consortium that intends to purchase the Shares or execute the respective Voting Arrangement, provided that if any of them is a legal entity, investment company, trust or its equivalent, or any other vehicle, entity, company or form of economic or commercial association, of any nature, having legal existence or not, and incorporated under the laws of any jurisdiction, the identity and nationality of the partners or shareholders, settlors and trustees, members of the technical committee, successors, managers, members or associates, or its equivalents, shall be specified, as well as the identity and nationality of the Person or Persons that Control, directly or indirectly, the legal entity, investment company, trust, vehicle, entity, company or form of economic or commercial association, or equivalent, of any nature, having legal existence or not, and incorporated under the laws of any jurisdiction, until the Person or individual who Controls or has any right, interest or final participation, of any nature, over the legal entity, trust or its equivalent, vehicle, entity, company or any form of economic or commercial association, of any nature, having legal existence or not, and incorporated under the laws of any jurisdiction, are identified; f. the reasons and objectives sought through the purchase of the Shares, subject of the requested authorization, or the execution of the relevant Voting Arrangement specifically mentioning if it intends to purchase, directly or indirectly, (i) any additional Shares to the ones referred to in the authorization request, (ii) a 20% Participation in the Company, (iii) the Control of the Company, or (iv) Significant Influence in the Company; g. if it is, directly or indirectly, a Competitor of the Company or of any Subsidiary or Affiliate of the Company and if it has the legal capacity to purchase the Shares or enter into the relevant Voting Arrangement, in accordance with the provisions of these By-laws and the applicable law; where appropriate, if it is in the process of obtaining any consent or authorization, indicate the person that will grant the consent or authorization, and the terms and time period within which it expects to obtain it; and if the Person or Persons that intend to purchase the relevant Shares have Related Parties that may be considered a Competitor of the Company or of any Subsidiary or Affiliate of the Company, or if it has any economic or business relationship with a Competitor or any interest or participation whether in the form of an equity participation in or in the management or operation of a Competitor, directly or by means of any Person or Related Party; h. the source of the funds to be used to pay the price for the acquisition of the Shares intended to be acquired; in the event that the source of the funds is a loan or other financing, the intended acquirer shall specify the identity and nationality of the Person providing such funding, the financial statements or other proof that evidences the solvency of such Person and shall deliver, as an attachment to the authorization request, the documentation evidencing and explaining the terms and conditions of such financing, including a commitment, signed by such Person, not subject to any material conditions, which shall include any collateral agreed upon to be provided. The Board of Directors may request that the intended acquirer (i) post a bond (fianza), (ii) create a security trust, (iii) provide an irrevocable letter of credit, (iv) make a deposit, or (v) provide any other security or guaranty approved by the Board of Directors, to secure up to 100% (one hundred percent) of the price of the Shares that are intended to be purchased or that are the subject of the relevant Voting Arrangement, designating the Company or the shareholders, through the Company, as the beneficiaries, and to secure the compensation for any damages and losses that the Company or its shareholders may suffer as a consequence of any misstatements of the information provided or as a consequence of the request or as a result of any action or omission of the applicant, directly or indirectly; i. if it has received funding in the form of a loan or in any other form, from a Related Party or Competitor or has provided funding to a Related Party or Competitor, to obtain the funds to pay the Shares intended to be acquired or to enter into the relevant Voting Arrangement; j. the identity and nationality of the financial institution to act as intermediary, in the event that the relevant acquisition is carried out through a tender offer; k. if applicable, because of the need of a public offering, a copy of the information memorandum or similar document that is intended to be used in connection with the purchase of the Shares or in connection with the transaction or agreement at issue, and a statement that the acquisition has been approved or submitted for approval by the competent authorities (including the National Banking and Securities Commission (Comisión Nacional Bancaria y de Valores); and l. an address in Mexico City, Mexico, to receive notices relating to its request. The Board of Directors may determine, in the event that certain information is impossible to produce at the time of submitting the request, that such information be omitted from the request and the Board of Directors may waive the requirement to comply with any of the above-mentioned requirements. 2. Within 8 (eight) business days following the date in which the request for authorization referred to in paragraph 1 above is received, the Chairman or Secretary of the Board of Directors shall call for a meeting of the Board of Directors to discuss and decide on the request for authorization. The call for the meeting of the Board of Directors shall be made in writing and sent by the Chairman or the Secretary to each of the Directors or alternate members of the Board Members with the anticipation provided for in these By-laws, by certified mail, courier, or e-mail, to the addresses designated by the members of the Board of Directors in writing for purposes of this Clause of the By-laws. The calls shall specify the date, time and place of the meeting and the relevant Agenda. 3. The Board of Directors shall resolve any request for authorization that is submitted pursuant to this Clause of the By-laws, within 90 (ninety) calendar days following, and counted from, the date in which the request was filed, provided that the request contains all the information that is required pursuant to this Clause. If the Board of Directors does not make a decision on the authorization within the 90 (ninety) calendar day period referred to above, the authorization request shall be deemed as denied. The Board of Directors may request that the person who intends to acquire the relevant shares or to execute the relevant Voting Arrangement, provide any additional documentation, and any clarifications it deems necessary, as well as to hold any meetings that the Board of Directors deems convenient, to decide on the requested authorization for the acquisition; provided that the terms set forth in this provision shall not begin running, and the request will not be considered completed, until the Person that intends to acquire the Shares or enter into the relevant Voting Arrangement, provides all additional information and clarifications that the Board of Directors deems necessary. 4. The attendance of at least 75% (seventy five percent) of the principal or alternate members of the Board of Directors will be required to consider a meeting called to resolve any matter related to the authorization of an acquisition or an agreement in terms of this Clause, to be validly installed in first or subsequent calls. The resolutions will be valid when made by 75% (seventy five percent) of the members of the Board of Directors. The meetings of the Board of Directors will be called for and the resolutions adopted therein shall relate solely to the request for authorization referred to in this Clause (or fragments of such request for authorization). 5. In the event that the Board of Directors authorizes the intended acquisition of Shares or the entering into of the Voting Arrangement, and such acquisition, transaction or agreement results in (i) the acquisition of a 20% Participation or greater, or (ii) a change in Control, or (iii) the acquisition of a Significant Influence with respect to the Company, notwithstanding if such authorization was granted, the intended acquirer or party entering into the Voting Arrangement shall have to make a public offering to acquire 100% (one hundred percent) of the outstanding Shares of the Company minus one Share, for a price, in cash, that is the higher of the following: a. the book value per Share, according to the last quarterly financial statements approved by the Board of Directors or filed before the National Banking and Securities Commission or any stock exchange; or b. the highest closing price per Share traded in the stock exchange, over the 365 (three hundred sixty five) calendar days prior to the date of the Board of Directors’ authorization or request; or c. the highest purchase price per Share paid at any time, by the Person that, severally or jointly, directly or indirectly, intends to acquire the Shares or to enter into a Voting Arrangement authorized by the Board of Directors, plus in each case, an additional premium equal to 30% (thirty percent) of the price per Share payable in connection with the acquisition whose authorization is requested, provided however, that the Board of Directors may increase or decrease the amount of any such premium, taking into account the opinion of a reputable investment bank. The public purchase offering referred to in this Clause must be completed within 90 (ninety) natural days from the date in which the acquisition or the execution of the Voting Arrangement is authorized by the Board of Directors, pursuant to the procedure set forth in this Clause. The price paid for each Share shall be the same, regardless of the class or series of such Share. In the event that on or before the relevant acquisition or execution of the Voting Arrangement, the Board of Directors receives another written request for authorization to purchase the relevant Shares (including through a merger, consolidation or similar transaction), with terms more favorable for the shareholders of the Company, then the Board of Directors shall be entitled to consider and, if appropriate, approve the second request and suspend the previously approved transaction, and it shall submit both bids to the consideration of the Board of Directors, provided that, any approval shall be granted without affecting the obligation to carry out a public tender offer pursuant to the terms of this Clause and applicable law. 6. Acquisitions of Shares or a Voting Arrangement that would not result in (i) the acquisition of a 20% Participation or greater, (ii) a change in Control of the Company or (iii) the acquisition of Significant Influence with respect to the Company, may be recorded in the Shareholders Registry Book of the Company once they have been duly authorized by the Board of Directors and concluded. Acquisitions resulting in (i) the acquisition of a 20% Participation or greater, (ii) a change in Control of the Company, or (iii) the acquisition of Significant Influence with respect to the Company, will not be recorded in the Shares Registry Book of the Company, until the public offer referred to in this Clause has been completed. Thus, the rights under the acquired Shares shall not be capable of being exercised until the relevant public offer has been completed. 7. The Board of Directors may deny its approval of the requested acquisition of Shares or the execution of the proposed Voting Arrangement, in which case it shall inform the proposed acquirer in writing the grounds and reasons for such denial, and it may likewise inform the acquirer of the terms and conditions pursuant to which it would be in a position to authorized the proposed acquisition of Shares or Voting Arrangement. The proposed acquirer will have the right to request and hold a meeting with the Board of Directors or an ad-hoc committee appointed by the Board of Directors, to explain, expand or clarify the terms of the request, as well as to present its position in a written document for the Board of Directors.

(C) General Provisions.

For purposes of this Clause, it shall be deemed that a Person is the owner of all Shares owned by such Person, as well as of all of the Shares (i) owned by any Related Party, or (ii) any legal entity, trust, vehicle, entity, company or economic or commercial association, or its equivalent, of any nature and incorporated under the laws of any jurisdiction, that holds title when that legal entity, trust, vehicle, entity, company or economic or commercial association, or its equivalent, of any nature and incorporated under the laws of any jurisdiction, is Controlled by the mentioned Person. Furthermore, when one or more Persons are seeking to purchase Shares jointly, in a coordinated or concerted manner, through a single transaction or successive transactions, regardless of their legal form, it shall be deemed, for the purposes of this Clause, as a single Person who owns all such Shares. The Board of Directors may determine other cases in which one or more Persons that intend to acquire Shares or enter into Voting Arrangements shall be deemed as a single Person for purposes of this Clause. In making this determination, the Board of Directors may consider any legal or de facto information that is available. In order to evaluate any request for authorization submitted to the Board of Directors in terms of this Clause, the Board of Directors shall take into consideration any information that they deem appropriate, taking into consideration the best interests of the Company and its shareholders, including considerations as to the financial, market, business, moral and economic solvency of intended acquirer, the source of the funds to be used in the acquisition, potential conflicts of interest, protection of minority shareholders, the expected benefits for the future development of the Company, the impact in the Company’s plans and budgets on the quality, accuracy and veracity of the information submitted to it in terms of this Clause, the viability of the offer, the price offered, the conditions of the bid, the identity and credibility of the bidders (as far as may be determined and without any liability to the Board Members), the reasons for the execution and the temporality of the Voting Arrangement, the sources of funding, if any and time for completion, and any others that they deemed appropriate. Any acquisition of Shares or Voting Arrangement restricted by this Clause, entered into without the prior written authorization of the Board of Directors shall grant no rights to the holders of the Shares acquired or subject to any such Voting Arrangement and such holders shall not be able to vote any such Shares at any Shareholders’ Meeting of the Company, nor exercise any economic rights thereunder, which shall be the acquirer or group of acquirers’ sole responsibility. The Shares acquired pursuant to any such acquisitions or Voting Arrangements shall not be recorded in the Shareholders Registry Book of the Company, and any entries previously made shall be canceled and the Company will not recognize or give any value to the registration or listings referred to in Article 290 (two hundred ninety) of the Securities Exchange Act (Ley del Mercado de Valores), therefore the ownership of the Shares shall not be capable of being proved, and the right to attend any Shareholders Meeting shall not be capable of being credited, nor shall the holders of such Shares be able to exercise any action, including those of a procedural nature. The authorizations granted by the Board of Directors pursuant to this Clause will cease to be effective if the information and documentation on which such authorization was based is false or ceases to be true and/or legal. In the event that any transaction entered into is in violation of this Clause, the Board of Directors may agree upon the following measures amongst others: (i) the reversal of the transaction, with mutual restitution between the parties, when possible, or (ii) the transferring of the relevant Shares to an interested third party approved by the Board of Directors at the minimum price that the Board of Directors establishes. The provisions in this Clause will not be applicable to (a) the acquisitions or transfers of Shares made by succession, either by inheritance or legacy, or (b) the acquisition or transfer of Shares, or any other agreement or arrangement, (i) by the Person or Persons that collectively have the Control of the Company or Significant Influence in the Company as of the date in which this Clause is approved by the General Shareholders Meeting (that is, immediately before the initial public offering subscription of shares), (ii) by any legal entity, trust, vehicle, entity, company or any other form of economic or commercial association, or its equivalent, of any nature and incorporated under the laws of any jurisdiction, that is under the Control of the Person or Persons referred to in subsection (i) above, (iii) by the estate of the Person or Persons referred to in subsection (i) above; (iv) by the ascendants or descendants in a direct line within the third degree of the Person or Persons referred to in subsection (i) above, (v) by the Person or Persons referred to in subsection (i) above, when purchasing the Shares from any company, trust, vehicle, entity, company, any form of economic or commercial association, or its equivalent, of any nature and incorporated under the laws of any jurisdiction, ascendants or descendants referred to in subsections (iii) and (iv) above, and (vi) by the Company or its Subsidiaries, or by trusts created by the Company or its Subsidiaries or by any other Person Controlled by the Company or by its Subsidiaries, or (c) the future transfer of Shares into a trust or similar entity by the existing shareholders of the Company on the date of the public offering of Shares in Mexico, made at any moment in the future. The provisions contained in this Clause shall be applicable in addition to the provisions of the statutes or laws and mandatory general provisions related to securities acquisitions that are effective in the market in which the Shares, or other securities related to these or rights arising thereof are listed; in case that any provision in this Clause contravenes, in whole or in part, any provision in such laws, the provisions of the relevant statute and mandatory general provisions related to securities acquisitions shall prevail. This Clause shall be filed for registration in the Public Registry of Commerce of the domicile of the Company and shall be expressly included in the share certificates representing the capital stock of the Company, in order to ascertain effect against third parties. This Clause may only be modified or deleted from the By-laws, through a favorable resolution of the shareholders with at least 90% (ninety percent) of the outstanding Shares at the moment of approval, elimination or relevant amendment, provided that no shareholders representing at least 5% (five percent) of the outstanding Shares of the Company at the time of the vote, vote against any such elimination or amendment.

(c) Restrictions on the Transfer of Series B Shares.

Series B Shares will only be transferable in transactions of any nature and any kind, including, for these purposes, mergers, consolidations or other similar transactions, directly or indirectly, to the shareholders holding Series B Shares or to an Affiliate of the shareholders holding Series B Shares precisely on the date of the initial public offering subscription of the Shares. In the event that any transfer of Series B Shares contravenes the preceding or is made to any third party, such Series B Shares will be automatically converted into Series A Shares and the provisions established in this Clause will be applicable.

Provisional Certificate No.	Represents ordinary, nominative, Series “A”, Class II shares, without expression of nominal value, representative of the variable capital.

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A.B. DE C.V.

CORPORATE DOMICILE:	Mexico City, Federal District.
TERM:	Indefinite.

This Title is deposited in administration with S.D. Indeval Institución para el Depósito de Valores, S.A. de C.V., in terms and for the purposes of Article 282 of the Securities Market Law and represents      ordinary, nominative, Series “A”, Class II shares, without expression of nominal value, fully paid and subscribed, representative of the variable capital of Controladora Vuela Compañía de Aviación, S.A.B. de C.V. (the “Company”), of the total ordinary, nominative, Series “A”, Class II shares, without expression of nominal value, representative of the variable capital of the Company.

The Company was incorporated under the name “Controladora Vuela Compañía de Aviación, S.A. de C.V.”, by means of public deed No. 83.537, dated October 27, 2005, granted before Lic José Visoso del Valle, Notary Public number 92 of the Federal District, which first official transcript was registered with the Public Registry of Property and Commerce of the Federal District, under the commercial folio number 342,507, on January 20, 2006.

     of the Federal District, which first official transcript was registered with the Public Registry of Property and Commerce of the Federal District, under the commercial folio number     , on     ,     , it was resolved, among other things, to adopt the form of a Sociedad Anónima Bursátil de Capital Variable and, consequently, the amendment to the corporate name of the Company to Controladora Vuela Compañía de Aviación, S.A.B. de C.V., and the amendment to the Company’s By-laws.

“FIFTH. Nationality. The Company is of Mexican nationality. Any foreigner who at the time of incorporation or at any time thereafter acquires shares of the Company, agrees with the Ministry of Foreign Affairs to be treated as Mexican national with respect to (a) the shares or rights acquired of the Company and (b) the properties, rights, governmental concessions, participations or interests owned by the Company and (c) any rights and obligations derived from the agreements entered into by the Company; and it shall be understood that each foreigner agrees not to invoke the protection of his government, under penalty, in case of failure to comply with such agreement, of forfeiture of the acquired rights and assets in favor of the Mexican nation.”

Mexico City, Federal District,      de 2013.

[ ]	[ ]
Director	Director

Main Rights and Obligations of the Shareholders

In accordance with the provisions of the Bylaws, the following is the full text of the Clause Eight of the Bylaws:

EIGHTH. Acquisition of Shares by the Company; Change of Control Provisions; Restrictions in the Transfer of Series B Shares.

(a) Acquisition of Shares by the Company. The Company may acquire shares representing its own capital stock or negotiable instruments or any other instruments that represent such shares without being subject to the prohibition established in the first paragraph of Article 134 (one hundred thirty four) of the Mexican General Corporations Law. The acquisition of its own shares shall take place in any national or foreign securities exchange or in any foreign market at market prices, except in case of public bids or auctions authorized by the National Banking and Securities Commission. The acquisition of its own shares shall be made against its net worth, in which case the Company may maintain the acquired shares with no need of reducing its capital stock, or, against its capital stock, in which case such shares shall become unsubscribed and be maintained in its treasury, with no need of an agreement by the General Shareholders Meeting.

The General Ordinary Shareholders Meeting shall expressly agree for each fiscal year, the maximum amount of resources that may be used for the acquisition of its own shares or negotiable instruments or other instruments representing them, with the only limitation being that the total resources for the corresponding acquisition may not exceed the sum of the total net profits of the Company, including the profits retained from previous years. In any event, the Company must be up to date in the payment of the obligations arising from debt instruments registered with the National Securities Registry. The Board of Directors shall appoint the responsible persons of the acquisition and placement of its own shares.

As long as the acquired shares belong to the Company, such shares may not be represented or voted in the General Shareholders Meetings, nor exercise any kind of corporate or economic rights with respect to such shares.

The acquisition and sale of shares under this Clause, the reports of the transactions about such transactions which shall be submitted to the General Ordinary Shareholders Meeting, the rules of financial information disclosure, as well as the manner and terms under which these transactions shall be reported to the National Banking and Securities Commission, the relevant stock exchange and the public investors, shall be subject to the provisions of the Mexican Securities Market Law and the general provisions issued by such Commission.

(b) Change of Control Provisions

(A) Defined Terms

For purposes of this paragraph of Clause Eighth, the following terms shall have the meanings ascribed to them:

“Shares” means any and all the shares representing the capital stock of the Company, of whatever class, series or name, or any security, instrument, right (detachable or not, represented or not by any instrument, or resulting from contractual provisions and not by any instrument) or instrument issued or created based on such shares, including ordinary participation certificates or depositary certificates in respect thereto, irrespective of their governing law or the market where they may be placed, executed or granted, or of its name, or that otherwise grants its holders rights to such shares or is convertible into or exchangeable for such shares, including financial instruments and operations known as derivative transactions, options, warrants or other similar or equivalent rights or instruments, or any complete or partial right in respect of or related to shares evidencing the capital stock of the Company, including in all cases within the definition, notwithstanding they may not be strictly considered as shares.

“Voting Arrangement” shall have the meaning ascribed to such term in this Clause Eighth.

“Affiliate” means (i) any company that Controls, is Controlled by, or is under common Control of any Person, and (ii) with respect to an individual, any of the parents, siblings, spouse, previous spouse, concubines, direct descendants, without limit of degree, the spouses and previous spouses of such descendants, as well as any trust or agreement or equivalent executed with the purpose to benefit such individuals.

“Competitor” means any Person involved, directly or indirectly, through any means and through any entity, vehicle or contract, in a preponderant or sporadic manner, in (i) the business of air transportation services of passengers, cargo, currier and/or mixed, and/or (ii) any activity in which the Company or any of its Subsidiaries is at any time involved, and which represents 5% (five percent) or more of the consolidated gross income of the Company and its Subsidiaries, provided that the Board of Directors may, on a case by case basis, agree to exempt any Person from falling into this definition, by passing resolutions pursuant to these By-laws.

“Consortium” means the group of entities, of any nature, form or denomination, irrespective of their denomination or jurisdiction of incorporation, connected amongst each other through one or more individuals that forming or not a Group of Persons, have Control over such entities, provided that, as part of the concept entity, a trust or similar contract shall be deemed included regardless of the applicable law under which such entities are incorporated or executed, and regardless of its denomination.

“Control”, “Controls” or “Controlled” means the ability of a Person or Group of Persons, whatever their nature or denomination (including a Consortium or Corporate Group) and irrespective of the jurisdiction of incorporation or existence, to carry out any of the following acts (i) impose, directly or indirectly, decisions in the general shareholders meetings or partners meetings or equivalent bodies, or to appoint or remove the majority of the directors or equivalent positions in the Company, (ii) maintain ownership of any class of Shares or rights derived from such Shares, that allow, directly or indirectly, the exercise of the voting right of more than 50% (fifty percent) of the capital stock of the Company, or (iii) direct, or in any other form determine, directly or indirectly, the management, the strategy or the principal policies of the Company, whether such ability results from holding securities or from a contractual arrangement or from any other means.

“Relevant Directors” means the Chief Executive Officer, as well as the individuals who by holding a position, post or commission in the Company or in the entities Controlled by the Company or Controlling such Company, make decisions that significantly transcend the administrative, financial, operational or legal position of the Company or the Corporate Group to which it belongs, without comprising within this definition the members of the Board of Directors or of the board of directors of the concerned Person.

“Corporate Group” means a group of entities, whatever their nature or denomination, irrespective of their jurisdiction of incorporation, organized under a scheme of direct or indirect equity participation, or otherwise, in which one entity Controls the other entities, provided that, as in the definition of entity, trusts or similar agreements shall be deemed included, regardless of the laws under which such trusts or similar arrangements are created or executed and regardless of their corporate name.

“Group of Persons” means the Persons, including Corporate Groups, that have entered into agreements, of any type, oral or written, apparent or implicit, pursuant to which they have agreed to make decisions in the same direction or to act jointly (even if not in the same direction). It shall be presumed, unless otherwise evidenced, that the following are “Groups of Persons”: (a) persons who are related by blood or law, up to the fourth degree, related by affinity up to the third degree, spouses and concubines; and (b) legal entities, whatever their nature and irrespective of their jurisdiction of incorporation, that belong to the same Consortium or Corporate Group and the Person or Group of Persons that has Control over such legal entities, provided that, in the definition of entity, trusts or similar agreements, regardless of their denomination or the applicable law under which such were executed or incorporated, shall be deemed included.

“Significant Influence” means the ownership of rights which allow, directly or indirectly, by any means, including through a Consortium, Group of Persons or Corporate Group, the exercise of voting rights in respect of at least 20% (twenty percent) of the capital stock of a Person, provided that, in the definition of entity, trusts or similar agreements, regardless their denomination or the applicable law under which such were executed or incorporated, shall be deemed included.

“20% Participation” means the ownership or title, of at least the 20% (twenty percent) or more of the shares, partnership interest or any other interest regardless of whether it is held individually or jointly, directly or indirectly through a legal entity, trust or similar figure, vehicle, enterprise, company, Consortium, Group of Persons or Corporate Group, or other form of economic or commercial association, of any nature and however denominated, having legal existence or not and irrespective of its jurisdiction of organization, with respect to any Person.

“Person” means any individual or legal entity, company, corporation, investment vehicle, trust or similar figure, vehicle, enterprise, or any other form of economic or commercial association or any of its Subsidiaries or Affiliates, of any nature and however denominated, having legal existence or not and irrespective of their jurisdiction of organization, or any Consortium, Group of Persons or Corporate Group, acting or attempting to act jointly, in concert or in coordination for purposes of this Clause.

“Related Parties” means the Persons that, with respect to a Person or the Company, fall into any of the following categories: (a) the Persons that Control or have Significant Influence or a 20% Participation in any legal entity that is part of the Corporate Group or Consortium to which the Company belongs, as well as the directors, managers, or Relevant Directors of the Persons comprising said Consortium or Corporate Group; (b) the Persons with the decision making power, of any nature, in respect of any Person that belongs to the Corporate Group or Consortium to which the relevant Person or the Company belongs; (c) the spouse or concubine and blood or civil relatives up to the fourth degree and relationship by affinity up to the third degree, of the individuals referred to in paragraphs (a) and (b) above, as well as the partners and co-owners of the persons mentioned in such paragraphs or those with whom they maintain business relationships; (d) the legal entities that belong to the same Corporate Group or Consortium as the respective Person or Company; (e) the legal entities Controlled by any of the Persons referred to in paragraphs (a) through (c) above, or in which such Persons have Significant Influence.

“Subsidiary” means any corporation in which a Person is the owner of the majority of the shares of its capital stock or in which a Person has the right to appoint the majority of the members of its board of directors (or equivalent body) or its manager.

(B) Authorization by the Board of Directors for the Acquisition of Securities.

Any and all acquisition or attempt of acquisition of Shares, of any kind, and whatever its form or denomination, that is intended to be performed by any means or title, whether it be through a single transaction or a succession of transactions, without any time limit between one and another, including for these purposes mergers, consolidations or other similar transactions, directly or indirectly, by one or more Persons, Related Parties, Groups of Persons, Corporate Groups or Consortiums, shall require, to be valid, the prior written authorization of the Board of Directors, every time that the number of Shares that is intended to be acquired, together with the Shares already held by the intended acquirer, directly or indirectly, results in a number equal or greater than any percentage of capital stock of 5 (five) or any multiple of 5 (five).

The prior approval by the Board of Directors shall be required regardless of whether the acquisition of the Shares is intended to be performed through a stock exchange, directly or indirectly, in one or more transactions of whatever legal nature, simultaneously or successively, without any time limit, in Mexico or abroad. The prior written approval by the Board of Directors will also be required, for the execution of any agreement of any kind, in oral or written form, regardless of its name, as a result of which voting mechanisms or arrangements, or agreements for associated voting or joint voting, regardless of whether it is in the same direction, that imply a change in the Control of the Company, a 20% Participation or a Significant Influence in the Company (each, a “Voting Arrangement” and jointly, the “Voting Arrangements”). For these purposes, any Person who severally or jointly with any other Person, any Related Party, Group of Persons, Corporate Group or Consortium seeks to carry out an acquisition (including mergers, consolidations or similar transactions), or enter into any Voting Arrangements, shall comply with the following: 1. The interested parties must submit a written request for authorization to the Board of Directors. Such request must be addressed and delivered through a notary public to the Chairman of the Board of Directors at the domicile of the Company with a copy delivered to the Secretary of the Board of Directors of the Company. The request shall contain the following: a. the number and class or series of the Shares which the respective Person and/or any Related Party, Group of Persons, Corporate Group or Consortium (i) owns or co-owns, whether directly or through any Person or Related Party, and/or (ii) in respect of which, they share or enjoy any right, whether it be pursuant to an agreement or otherwise, including any Voting Arrangement;

b. the number and class or series of Shares that are intended to be purchased, whether directly or indirectly, by any means or pursuant to a Voting Arrangement; c. the number and class or series of the Shares pursuant to which any right is intended to be shared, whether it is pursuant to a Voting Arrangement or otherwise; d. (i) the percentage that the Shares referred to in paragraph a. above represent the total issued Shares of the Company , (ii) the percentage that the Shares referred to in paragraph a. represent of the total number of Shares of the same class or series, (iii) the percentage that the Shares referred to in paragraphs b. and c. above, represent of the total Shares issued by the Company, and (iv) the percentage that the Shares referred to in paragraphs b. and c. above represent of the total number of Shares of the same class or series of Shares; e. the identity and nationality of the Person or Persons, Group of Persons, Corporate Group or Consortium that intends to purchase the Shares or execute the respective Voting Arrangement, provided that if any of them is a legal entity, investment company, trust or its equivalent, or any other vehicle, entity, company or form of economic or commercial association, of any nature, having legal existence or not, and incorporated under the laws of any jurisdiction, the identity and nationality of the partners or shareholders, settlors and trustees, members of the technical committee, successors, managers, members or associates, or its equivalents, shall be specified, as well as the identity and nationality of the Person or Persons that Control, directly or indirectly, the legal entity, investment company, trust, vehicle, entity, company or form of economic or commercial association, or equivalent, of any nature, having legal existence or not, and incorporated under the laws of any jurisdiction, until the Person or individual who Controls or has any right, interest or final participation, of any nature, over the legal entity, trust or its equivalent, vehicle, entity, company or any form of economic or commercial association, of any nature, having legal existence or not, and incorporated under the laws of any jurisdiction, are identified; f. the reasons and objectives sought through the purchase of the Shares, subject of the requested authorization, or the execution of the relevant Voting Arrangement specifically mentioning if it intends to purchase, directly or indirectly, (i) any additional Shares to the ones referred to in the authorization request, (ii) a 20% Participation in the Company, (iii) the Control of the Company, or (iv) Significant Influence in the Company; g. if it is, directly or indirectly, a Competitor of the Company or of any Subsidiary or Affiliate of the Company and if it has the legal capacity to purchase the Shares or enter into the relevant Voting Arrangement, in accordance with the provisions of these By-laws and the applicable law; where appropriate, if it is in the process of obtaining any consent or authorization, indicate the person that will grant the consent or authorization, and the terms and time period within which it expects to obtain it; and if the Person or Persons that intend to purchase the relevant Shares have Related Parties that may be considered a Competitor of the Company or of any Subsidiary or Affiliate of the Company, or if it has any economic or business relationship with a Competitor or any interest or participation whether in the form of an equity participation in or in the management or operation of a Competitor, directly or by means of any Person or Related Party; h. the source of the funds to be used to pay the price for the acquisition of the Shares intended to be acquired; in the event that the source of the funds is a loan or other financing, the intended acquirer shall specify the identity and nationality of the Person providing such funding, the financial statements or other proof that evidences the solvency of such Person and shall deliver, as an attachment to the authorization request, the documentation evidencing and explaining the terms and conditions of such financing, including a commitment, signed by such Person, not subject to any material conditions, which shall include any collateral agreed upon to be provided. The Board of Directors may request that the intended acquirer (i) post a bond (fianza), (ii) create a security trust, (iii) provide an irrevocable letter of credit, (iv) make a deposit, or (v) provide any other security or guaranty approved by the Board of Directors, to secure up to 100% (one hundred percent) of the price of the Shares that are intended to be purchased or that are the subject of the relevant Voting Arrangement, designating the Company or the shareholders, through the Company, as the beneficiaries, and to secure the compensation for any damages and losses that the Company or its shareholders may suffer as a consequence of any misstatements of the information provided or as a consequence of the request or as a result of any action or omission of the applicant, directly or indirectly; i. if it has received funding in the form of a loan or in any other form, from a Related Party or Competitor or has provided funding to a Related Party or Competitor, to obtain the funds to pay the Shares intended to be acquired or to enter into the relevant Voting Arrangement; j. the identity and nationality of the financial institution to act as intermediary, in the event that the relevant acquisition is carried out through a tender offer; k. if applicable, because of the need of a public offering, a copy of the information memorandum or similar document that is intended to be used in connection with the purchase of the Shares or in connection with the transaction or agreement at issue, and a statement that the acquisition has been approved or submitted for approval by the competent authorities (including the National Banking and Securities Commission (Comisión Nacional Bancaria y de Valores); and l. an address in Mexico City, Mexico, to receive notices relating to its request. The Board of Directors may determine, in the event that certain information is impossible to produce at the time of submitting the request, that such information be omitted from the request and the Board of Directors may waive the requirement to comply with any of the above-mentioned requirements. 2. Within 8 (eight) business days following the date in which the request for authorization referred to in paragraph 1 above is received, the Chairman or Secretary of the Board of Directors shall call for a meeting of the Board of Directors to discuss and decide on the request for authorization. The call for the meeting of the Board of Directors shall be made in writing and sent by the Chairman or the Secretary to each of the Directors or alternate members of the Board Members with the anticipation provided for in these By-laws, by certified mail, courier, or e-mail, to the addresses designated by the members of the Board of Directors in writing for purposes of this Clause of the By-laws. The calls shall specify the date, time and place of the meeting and the relevant Agenda. 3. The Board of Directors shall resolve any request for authorization that is submitted pursuant to this Clause of the By-laws, within 90 (ninety) calendar days following, and counted from, the date in which the request was filed, provided that the request contains all the information that is required pursuant to this Clause. If the Board of Directors does not make a decision on the authorization within the 90 (ninety) calendar day period referred to above, the authorization request shall be deemed as denied. The Board of Directors may request that the person who intends to acquire the relevant shares or to execute the relevant Voting Arrangement, provide any additional documentation, and any clarifications it deems necessary, as well as to hold any meetings that the Board of Directors deems convenient, to decide on the requested authorization for the acquisition; provided that the terms set forth in this provision shall not begin running, and the request will not be considered completed, until the Person that intends to acquire the Shares or enter into the relevant Voting Arrangement, provides all additional information and clarifications that the Board of Directors deems necessary. 4. The attendance of at least 75% (seventy five percent) of the principal or alternate members of the Board of Directors will be required to consider a meeting called to resolve any matter related to the authorization of an acquisition or an agreement in terms of this Clause, to be validly installed in first or subsequent calls. The resolutions will be valid when made by 75% (seventy five percent) of the members of the Board of Directors. The meetings of the Board of Directors will be called for and the resolutions adopted therein shall relate solely to the request for authorization referred to in this Clause (or fragments of such request for authorization). 5. In the event that the Board of Directors authorizes the intended acquisition of Shares or the entering into of the Voting Arrangement, and such acquisition, transaction or agreement results in (i) the acquisition of a 20% Participation or greater, or (ii) a change in Control, or (iii) the acquisition of a Significant Influence with respect to the Company, notwithstanding if such authorization was granted, the intended acquirer or party entering into the Voting Arrangement shall have to make a public offering to acquire 100% (one hundred percent) of the outstanding Shares of the Company minus one Share, for a price, in cash, that is the higher of the following: a. the book value per Share, according to the last quarterly financial statements approved by the Board of Directors or filed before the National Banking and Securities Commission or any stock exchange; or b. the highest closing price per Share traded in the stock exchange, over the 365 (three hundred sixty five) calendar days prior to the date of the Board of Directors’ authorization or request; or c. the highest purchase price per Share paid at any time, by the Person that, severally or jointly, directly or indirectly, intends to acquire the Shares or to enter into a Voting Arrangement authorized by the Board of Directors, plus in each case, an additional premium equal to 30% (thirty percent) of the price per Share payable in connection with the acquisition whose authorization is requested, provided however, that the Board of Directors may increase or decrease the amount of any such premium, taking into account the opinion of a reputable investment bank. The public purchase offering referred to in this Clause must be completed within 90 (ninety) natural days from the date in which the acquisition or the execution of the Voting Arrangement is authorized by the Board of Directors, pursuant to the procedure set forth in this Clause. The price paid for each Share shall be the same, regardless of the class or series of such Share. In the event that on or before the relevant acquisition or execution of the Voting Arrangement, the Board of Directors receives another written request for authorization to purchase the relevant Shares (including through a merger, consolidation or similar transaction), with terms more favorable for the shareholders of the Company, then the Board of Directors shall be entitled to consider and, if appropriate, approve the second request and suspend the previously approved transaction, and it shall submit both bids to the consideration of the Board of Directors, provided that, any approval shall be granted without affecting the obligation to carry out a public tender offer pursuant to the terms of this Clause and applicable law. 6. Acquisitions of Shares or a Voting Arrangement that would not result in (i) the acquisition of a 20% Participation or greater, (ii) a change in Control of the Company or (iii) the acquisition of Significant Influence with respect to the Company, may be recorded in the Shareholders Registry Book of the Company once they have been duly authorized by the Board of Directors and concluded. Acquisitions resulting in (i) the acquisition of a 20% Participation or greater, (ii) a change in Control of the Company, or (iii) the acquisition of Significant Influence with respect to the Company, will not be recorded in the Shares Registry Book of the Company, until the public offer referred to in this Clause has been completed. Thus, the rights under the acquired Shares shall not be capable of being exercised until the relevant public offer has been completed. 7. The Board of Directors may deny its approval of the requested acquisition of Shares or the execution of the proposed Voting Arrangement, in which case it shall inform the proposed acquirer in writing the grounds and reasons for such denial, and it may likewise inform the acquirer of the terms and conditions pursuant to which it would be in a position to authorized the proposed acquisition of Shares or Voting Arrangement. The proposed acquirer will have the right to request and hold a meeting with the Board of Directors or an ad-hoc committee appointed by the Board of Directors, to explain, expand or clarify the terms of the request, as well as to present its position in a written document for the Board of Directors.

(C) General Provisions.

For purposes of this Clause, it shall be deemed that a Person is the owner of all Shares owned by such Person, as well as of all of the Shares (i) owned by any Related Party, or (ii) any legal entity, trust, vehicle, entity, company or economic or commercial association, or its equivalent, of any nature and incorporated under the laws of any jurisdiction, that holds title when that legal entity, trust, vehicle, entity, company or economic or commercial association, or its equivalent, of any nature and incorporated under the laws of any jurisdiction, is Controlled by the mentioned Person. Furthermore, when one or more Persons are seeking to purchase Shares jointly, in a coordinated or concerted manner, through a single transaction or successive transactions, regardless of their legal form, it shall be deemed, for the purposes of this Clause, as a single Person who owns all such Shares. The Board of Directors may determine other cases in which one or more Persons that intend to acquire Shares or enter into Voting Arrangements shall be deemed as a single Person for purposes of this Clause. In making this determination, the Board of Directors may consider any legal or de facto information that is available. In order to evaluate any request for authorization submitted to the Board of Directors in terms of this Clause, the Board of Directors shall take into consideration any information that they deem appropriate, taking into consideration the best interests of the Company and its shareholders, including considerations as to the financial, market, business, moral and economic solvency of intended acquirer, the source of the funds to be used in the acquisition, potential conflicts of interest, protection of minority shareholders, the expected benefits for the future development of the Company, the impact in the Company’s plans and budgets on the quality, accuracy and veracity of the information submitted to it in terms of this Clause, the viability of the offer, the price offered, the conditions of the bid, the identity and credibility of the bidders (as far as may be determined and without any liability to the Board Members), the reasons for the execution and the temporality of the Voting Arrangement, the sources of funding, if any and time for completion, and any others that they deemed appropriate. Any acquisition of Shares or Voting Arrangement restricted by this Clause, entered into without the prior written authorization of the Board of Directors shall grant no rights to the holders of the Shares acquired or subject to any such Voting Arrangement and such holders shall not be able to vote any such Shares at any Shareholders’ Meeting of the Company, nor exercise any economic rights thereunder, which shall be the acquirer or group of acquirers’ sole responsibility. The Shares acquired pursuant to any such acquisitions or Voting Arrangements shall not be recorded in the Shareholders Registry Book of the Company, and any entries previously made shall be canceled and the Company will not recognize or give any value to the registration or listings referred to in Article 290 (two hundred ninety) of the Securities Exchange Act (Ley del Mercado de Valores), therefore the ownership of the Shares shall not be capable of being proved, and the right to attend any Shareholders Meeting shall not be capable of being credited, nor shall the holders of such Shares be able to exercise any action, including those of a procedural nature. The authorizations granted by the Board of Directors pursuant to this Clause will cease to be effective if the information and documentation on which such authorization was based is false or ceases to be true and/or legal. In the event that any transaction entered into is in violation of this Clause, the Board of Directors may agree upon the following measures amongst others: (i) the reversal of the transaction, with mutual restitution between the parties, when possible, or (ii) the transferring of the relevant Shares to an interested third party approved by the Board of Directors at the minimum price that the Board of Directors establishes. The provisions in this Clause will not be applicable to (a) the acquisitions or transfers of Shares made by succession, either by inheritance or legacy, or (b) the acquisition or transfer of Shares, or any other agreement or arrangement, (i) by the Person or Persons that collectively have the Control of the Company or Significant Influence in the Company as of the date in which this Clause is approved by the General Shareholders Meeting (that is, immediately before the initial public offering subscription of shares), (ii) by any legal entity, trust, vehicle, entity, company or any other form of economic or commercial association, or its equivalent, of any nature and incorporated under the laws of any jurisdiction, that is under the Control of the Person or Persons referred to in subsection (i) above, (iii) by the estate of the Person or Persons referred to in subsection (i) above; (iv) by the ascendants or descendants in a direct line within the third degree of the Person or Persons referred to in subsection (i) above, (v) by the Person or Persons referred to in subsection (i) above, when purchasing the Shares from any company, trust, vehicle, entity, company, any form of economic or commercial association, or its equivalent, of any nature and incorporated under the laws of any jurisdiction, ascendants or descendants referred to in subsections (iii) and (iv) above, and (vi) by the Company or its Subsidiaries, or by trusts created by the Company or its Subsidiaries or by any other Person Controlled by the Company or by its Subsidiaries, or (c) the future transfer of Shares into a trust or similar entity by the existing shareholders of the Company on the date of the public offering of Shares in Mexico, made at any moment in the future. The provisions contained in this Clause shall be applicable in addition to the provisions of the statutes or laws and mandatory general provisions related to securities acquisitions that are effective in the market in which the Shares, or other securities related to these or rights arising thereof are listed; in case that any provision in this Clause contravenes, in whole or in part, any provision in such laws, the provisions of the relevant statute and mandatory general provisions related to securities acquisitions shall prevail. This Clause shall be filed for registration in the Public Registry of Commerce of the domicile of the Company and shall be expressly included in the share certificates representing the capital stock of the Company, in order to ascertain effect against third parties. This Clause may only be modified or deleted from the By-laws, through a favorable resolution of the shareholders with at least 90% (ninety percent) of the outstanding Shares at the moment of approval, elimination or relevant amendment, provided that no shareholders representing at least 5% (five percent) of the outstanding Shares of the Company at the time of the vote, vote against any such elimination or amendment.

(c) Restrictions on the Transfer of Series B Shares.

Series B Shares will only be transferable in transactions of any nature and any kind, including, for these purposes, mergers, consolidations or other similar transactions, directly or indirectly, to the shareholders holding Series B Shares or to an Affiliate of the shareholders holding Series B Shares precisely on the date of the initial public offering subscription of the Shares. In the event that any transfer of Series B Shares contravenes the preceding or is made to any third party, such Series B Shares will be automatically converted into Series A Shares and the provisions established in this Clause will be applicable.

Provisional Certificate No.	Represents ordinary, nominative, Series “B”, Class I shares, without expression of nominal value, representative of the minimum fixed capital.

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A.B. DE C.V.

CORPORATE DOMICILE:	Mexico City, Federal District.
TERM:	Indefinite.

This Title is deposited in administration with S.D. Indeval Institución para el Depósito de Valores, S.A. de C.V., in terms and for the purposes of Article 282 of the Securities Market Law and represents      ordinary, nominative, Series “B”, Class I shares, without expression of nominal value, fully paid and subscribed, representative of the minimum fixed capital of Controladora Vuela Compañía de Aviación, S.A.B. de C.V. (the “Company”), of the total ordinary, nominative, Series “B”, Class I shares, without expression of nominal value, representative of the minimum fixed capital of the Company.

The Company was incorporated under the name “Controladora Vuela Compañía de Aviación, S.A. de C.V.”, by means of public deed No. 83.537, dated October 27, 2005, granted before Lic José Visoso del Valle, Notary Public number 92 of the Federal District, which first official transcript was registered with the Public Registry of Property and Commerce of the Federal District, under the commercial folio number 342,507, on January 20, 2006.

By public deed number      dated     , 2013, granted before Lic     , Notary Public number      of the Federal District, which first official transcript was registered with the Public Registry of Property and Commerce of the Federal District, under the commercial folio number     , on     ,     , it was resolved, among other things, to adopt the form of a Sociedad Anónima Bursátil de Capital Variable and, consequently, the amendment to the corporate name of the Company to Controladora Vuela Compañía de Aviación, S.A.B. de C.V., and the amendment to the Company’s By-laws.

“FIFTH. Nationality. The Company is of Mexican nationality. Any foreigner who at the time of incorporation or at any time thereafter acquires shares of the Company, agrees with the Ministry of Foreign Affairs to be treated as Mexican national with respect to (a) the shares or rights acquired of the Company and (b) the properties, rights, governmental concessions, participations or interests owned by the Company and (c) any rights and obligations derived from the agreements entered into by the Company; and it shall be understood that each foreigner agrees not to invoke the protection of his government, under penalty, in case of failure to comply with such agreement, of forfeiture of the acquired rights and assets in favor of the Mexican nation.”

Mexico City, Federal District,      de 2013.

[ ]	[ ]
Director	Director

Main Rights and Obligations of the Shareholders

In accordance with the provisions of the Bylaws, the following is the full text of the Clause Eight of the Bylaws:

EIGHTH. Acquisition of Shares by the Company; Change of Control Provisions; Restrictions in the Transfer of Series B Shares.

(a) Acquisition of Shares by the Company. The Company may acquire shares representing its own capital stock or negotiable instruments or any other instruments that represent such shares without being subject to the prohibition established in the first paragraph of Article 134 (one hundred thirty four) of the Mexican General Corporations Law. The acquisition of its own shares shall take place in any national or foreign securities exchange or in any foreign market at market prices, except in case of public bids or auctions authorized by the National Banking and Securities Commission. The acquisition of its own shares shall be made against its net worth, in which case the Company may maintain the acquired shares with no need of reducing its capital stock, or, against its capital stock, in which case such shares shall become unsubscribed and be maintained in its treasury, with no need of an agreement by the General Shareholders Meeting.

The General Ordinary Shareholders Meeting shall expressly agree for each fiscal year, the maximum amount of resources that may be used for the acquisition of its own shares or negotiable instruments or other instruments representing them, with the only limitation being that the total resources for the corresponding acquisition may not exceed the sum of the total net profits of the Company, including the profits retained from previous years. In any event, the Company must be up to date in the payment of the obligations arising from debt instruments registered with the National Securities Registry. The Board of Directors shall appoint the responsible persons of the acquisition and placement of its own shares.

As long as the acquired shares belong to the Company, such shares may not be represented or voted in the General Shareholders Meetings, nor exercise any kind of corporate or economic rights with respect to such shares.

The acquisition and sale of shares under this Clause, the reports of the transactions about such transactions which shall be submitted to the General Ordinary Shareholders Meeting, the rules of financial information disclosure, as well as the manner and terms under which these transactions shall be reported to the National Banking and Securities Commission, the relevant stock exchange and the public investors, shall be subject to the provisions of the Mexican Securities Market Law and the general provisions issued by such Commission.

(b) Change of Control Provisions

(A) Defined Terms

For purposes of this paragraph of Clause Eighth, the following terms shall have the meanings ascribed to them:

“Shares” means any and all the shares representing the capital stock of the Company, of whatever class, series or name, or any security, instrument, right (detachable or not, represented or not by any instrument, or resulting from contractual provisions and not by any instrument) or instrument issued or created based on such shares, including ordinary participation certificates or depositary certificates in respect thereto, irrespective of their governing law or the market where they may be placed, executed or granted, or of its name, or that otherwise grants its holders rights to such shares or is convertible into or exchangeable for such shares, including financial instruments and operations known as derivative transactions, options, warrants or other similar or equivalent rights or instruments, or any complete or partial right in respect of or related to shares evidencing the capital stock of the Company, including in all cases within the definition, notwithstanding they may not be strictly considered as shares.

“Voting Arrangement” shall have the meaning ascribed to such term in this Clause Eighth.

“Affiliate” means (i) any company that Controls, is Controlled by, or is under common Control of any Person, and (ii) with respect to an individual, any of the parents, siblings, spouse, previous spouse, concubines, direct descendants, without limit of degree, the spouses and previous spouses of such descendants, as well as any trust or agreement or equivalent executed with the purpose to benefit such individuals.

“Competitor” means any Person involved, directly or indirectly, through any means and through any entity, vehicle or contract, in a preponderant or sporadic manner, in (i) the business of air transportation services of passengers, cargo, currier and/or mixed, and/or (ii) any activity in which the Company or any of its Subsidiaries is at any time involved, and which represents 5% (five percent) or more of the consolidated gross income of the Company and its Subsidiaries, provided that the Board of Directors may, on a case by case basis, agree to exempt any Person from falling into this definition, by passing resolutions pursuant to these By-laws.

“Consortium” means the group of entities, of any nature, form or denomination, irrespective of their denomination or jurisdiction of incorporation, connected amongst each other through one or more individuals that forming or not a Group of Persons, have Control over such entities, provided that, as part of the concept entity, a trust or similar contract shall be deemed included regardless of the applicable law under which such entities are incorporated or executed, and regardless of its denomination.

“Control”, “Controls” or “Controlled” means the ability of a Person or Group of Persons, whatever their nature or denomination (including a Consortium or Corporate Group) and irrespective of the jurisdiction of incorporation or existence, to carry out any of the following acts (i) impose, directly or indirectly, decisions in the general shareholders meetings or partners meetings or equivalent bodies, or to appoint or remove the majority of the directors or equivalent positions in the Company, (ii) maintain ownership of any class of Shares or rights derived from such Shares, that allow, directly or indirectly, the exercise of the voting right of more than 50% (fifty percent) of the capital stock of the Company, or (iii) direct, or in any other form determine, directly or indirectly, the management, the strategy or the principal policies of the Company, whether such ability results from holding securities or from a contractual arrangement or from any other means.

“Relevant Directors” means the Chief Executive Officer, as well as the individuals who by holding a position, post or commission in the Company or in the entities Controlled by the Company or Controlling such Company, make decisions that significantly transcend the administrative, financial, operational or legal position of the Company or the Corporate Group to which it belongs, without comprising within this definition the members of the Board of Directors or of the board of directors of the concerned Person.

“Corporate Group” means a group of entities, whatever their nature or denomination, irrespective of their jurisdiction of incorporation, organized under a scheme of direct or indirect equity participation, or otherwise, in which one entity Controls the other entities, provided that, as in the definition of entity, trusts or similar agreements shall be deemed included, regardless of the laws under which such trusts or similar arrangements are created or executed and regardless of their corporate name.

“Group of Persons” means the Persons, including Corporate Groups, that have entered into agreements, of any type, oral or written, apparent or implicit, pursuant to which they have agreed to make decisions in the same direction or to act jointly (even if not in the same direction). It shall be presumed, unless otherwise evidenced, that the following are “Groups of Persons”: (a) persons who are related by blood or law, up to the fourth degree, related by affinity up to the third degree, spouses and concubines; and (b) legal entities, whatever their nature and irrespective of their jurisdiction of incorporation, that belong to the same Consortium or Corporate Group and the Person or Group of Persons that has Control over such legal entities, provided that, in the definition of entity, trusts or similar agreements, regardless of their denomination or the applicable law under which such were executed or incorporated, shall be deemed included.

“Significant Influence” means the ownership of rights which allow, directly or indirectly, by any means, including through a Consortium, Group of Persons or Corporate Group, the exercise of voting rights in respect of at least 20% (twenty percent) of the capital stock of a Person, provided that, in the definition of entity, trusts or similar agreements, regardless their denomination or the applicable law under which such were executed or incorporated, shall be deemed included.

“20% Participation” means the ownership or title, of at least the 20% (twenty percent) or more of the shares, partnership interest or any other interest regardless of whether it is held individually or jointly, directly or indirectly through a legal entity, trust or similar figure, vehicle, enterprise, company, Consortium, Group of Persons or Corporate Group, or other form of economic or commercial association, of any nature and however denominated, having legal existence or not and irrespective of its jurisdiction of organization, with respect to any Person.

“Person” means any individual or legal entity, company, corporation, investment vehicle, trust or similar figure, vehicle, enterprise, or any other form of economic or commercial association or any of its Subsidiaries or Affiliates, of any nature and however denominated, having legal existence or not and irrespective of their jurisdiction of organization, or any Consortium, Group of Persons or Corporate Group, acting or attempting to act jointly, in concert or in coordination for purposes of this Clause.

“Related Parties” means the Persons that, with respect to a Person or the Company, fall into any of the following categories: (a) the Persons that Control or have Significant Influence or a 20% Participation in any legal entity that is part of the Corporate Group or Consortium to which the Company belongs, as well as the directors, managers, or Relevant Directors of the Persons comprising said Consortium or Corporate Group; (b) the Persons with the decision making power, of any nature, in respect of any Person that belongs to the Corporate Group or Consortium to which the relevant Person or the Company belongs; (c) the spouse or concubine and blood or civil relatives up to the fourth degree and relationship by affinity up to the third degree, of the individuals referred to in paragraphs (a) and (b) above, as well as the partners and co-owners of the persons mentioned in such paragraphs or those with whom they maintain business relationships; (d) the legal entities that belong to the same Corporate Group or Consortium as the respective Person or Company; (e) the legal entities Controlled by any of the Persons referred to in paragraphs (a) through (c) above, or in which such Persons have Significant Influence.

“Subsidiary” means any corporation in which a Person is the owner of the majority of the shares of its capital stock or in which a Person has the right to appoint the majority of the members of its board of directors (or equivalent body) or its manager.

(B) Authorization by the Board of Directors for the Acquisition of Securities.

Any and all acquisition or attempt of acquisition of Shares, of any kind, and whatever its form or denomination, that is intended to be performed by any means or title, whether it be through a single transaction or a succession of transactions, without any time limit between one and another, including for these purposes mergers, consolidations or other similar transactions, directly or indirectly, by one or more Persons, Related Parties, Groups of Persons, Corporate Groups or Consortiums, shall require, to be valid, the prior written authorization of the Board of Directors, every time that the number of Shares that is intended to be acquired, together with the Shares already held by the intended acquirer, directly or indirectly, results in a number equal or greater than any percentage of capital stock of 5 (five) or any multiple of 5 (five).

The prior approval by the Board of Directors shall be required regardless of whether the acquisition of the Shares is intended to be performed through a stock exchange, directly or indirectly, in one or more transactions of whatever legal nature, simultaneously or successively, without any time limit, in Mexico or abroad. The prior written approval by the Board of Directors will also be required, for the execution of any agreement of any kind, in oral or written form, regardless of its name, as a result of which voting mechanisms or arrangements, or agreements for associated voting or joint voting, regardless of whether it is in the same direction, that imply a change in the Control of the Company, a 20% Participation or a Significant Influence in the Company (each, a “Voting Arrangement” and jointly, the “Voting Arrangements”). For these purposes, any Person who severally or jointly with any other Person, any Related Party, Group of Persons, Corporate Group or Consortium seeks to carry out an acquisition (including mergers, consolidations or similar transactions), or enter into any Voting Arrangements, shall comply with the following: 1. The interested parties must submit a written request for authorization to the Board of Directors. Such request must be addressed and delivered through a notary public to the Chairman of the Board of Directors at the domicile of the Company with a copy delivered to the Secretary of the Board of Directors of the Company. The request shall contain the following: a. the number and class or series of the Shares which the respective Person and/or any Related Party, Group of Persons, Corporate Group or Consortium (i) owns or co-owns, whether directly or through any Person or Related Party, and/or (ii) in respect of which, they share or enjoy any right, whether it be pursuant to an agreement or otherwise, including any Voting Arrangement;

b. the number and class or series of Shares that are intended to be purchased, whether directly or indirectly, by any means or pursuant to a Voting Arrangement; c. the number and class or series of the Shares pursuant to which any right is intended to be shared, whether it is pursuant to a Voting Arrangement or otherwise; d. (i) the percentage that the Shares referred to in paragraph a. above represent the total issued Shares of the Company , (ii) the percentage that the Shares referred to in paragraph a. represent of the total number of Shares of the same class or series, (iii) the percentage that the Shares referred to in paragraphs b. and c. above, represent of the total Shares issued by the Company, and (iv) the percentage that the Shares referred to in paragraphs b. and c. above represent of the total number of Shares of the same class or series of Shares; e. the identity and nationality of the Person or Persons, Group of Persons, Corporate Group or Consortium that intends to purchase the Shares or execute the respective Voting Arrangement, provided that if any of them is a legal entity, investment company, trust or its equivalent, or any other vehicle, entity, company or form of economic or commercial association, of any nature, having legal existence or not, and incorporated under the laws of any jurisdiction, the identity and nationality of the partners or shareholders, settlors and trustees, members of the technical committee, successors, managers, members or associates, or its equivalents, shall be specified, as well as the identity and nationality of the Person or Persons that Control, directly or indirectly, the legal entity, investment company, trust, vehicle, entity, company or form of economic or commercial association, or equivalent, of any nature, having legal existence or not, and incorporated under the laws of any jurisdiction, until the Person or individual who Controls or has any right, interest or final participation, of any nature, over the legal entity, trust or its equivalent, vehicle, entity, company or any form of economic or commercial association, of any nature, having legal existence or not, and incorporated under the laws of any jurisdiction, are identified; f. the reasons and objectives sought through the purchase of the Shares, subject of the requested authorization, or the execution of the relevant Voting Arrangement specifically mentioning if it intends to purchase, directly or indirectly, (i) any additional Shares to the ones referred to in the authorization request, (ii) a 20% Participation in the Company, (iii) the Control of the Company, or (iv) Significant Influence in the Company; g. if it is, directly or indirectly, a Competitor of the Company or of any Subsidiary or Affiliate of the Company and if it has the legal capacity to purchase the Shares or enter into the relevant Voting Arrangement, in accordance with the provisions of these By-laws and the applicable law; where appropriate, if it is in the process of obtaining any consent or authorization, indicate the person that will grant the consent or authorization, and the terms and time period within which it expects to obtain it; and if the Person or Persons that intend to purchase the relevant Shares have Related Parties that may be considered a Competitor of the Company or of any Subsidiary or Affiliate of the Company, or if it has any economic or business relationship with a Competitor or any interest or participation whether in the form of an equity participation in or in the management or operation of a Competitor, directly or by means of any Person or Related Party; h. the source of the funds to be used to pay the price for the acquisition of the Shares intended to be acquired; in the event that the source of the funds is a loan or other financing, the intended acquirer shall specify the identity and nationality of the Person providing such funding, the financial statements or other proof that evidences the solvency of such Person and shall deliver, as an attachment to the authorization request, the documentation evidencing and explaining the terms and conditions of such financing, including a commitment, signed by such Person, not subject to any material conditions, which shall include any collateral agreed upon to be provided. The Board of Directors may request that the intended acquirer (i) post a bond (fianza), (ii) create a security trust, (iii) provide an irrevocable letter of credit, (iv) make a deposit, or (v) provide any other security or guaranty approved by the Board of Directors, to secure up to 100% (one hundred percent) of the price of the Shares that are intended to be purchased or that are the subject of the relevant Voting Arrangement, designating the Company or the shareholders, through the Company, as the beneficiaries, and to secure the compensation for any damages and losses that the Company or its shareholders may suffer as a consequence of any misstatements of the information provided or as a consequence of the request or as a result of any action or omission of the applicant, directly or indirectly; i. if it has received funding in the form of a loan or in any other form, from a Related Party or Competitor or has provided funding to a Related Party or Competitor, to obtain the funds to pay the Shares intended to be acquired or to enter into the relevant Voting Arrangement; j. the identity and nationality of the financial institution to act as intermediary, in the event that the relevant acquisition is carried out through a tender offer; k. if applicable, because of the need of a public offering, a copy of the information memorandum or similar document that is intended to be used in connection with the purchase of the Shares or in connection with the transaction or agreement at issue, and a statement that the acquisition has been approved or submitted for approval by the competent authorities (including the National Banking and Securities Commission (Comisión Nacional Bancaria y de Valores); and l. an address in Mexico City, Mexico, to receive notices relating to its request. The Board of Directors may determine, in the event that certain information is impossible to produce at the time of submitting the request, that such information be omitted from the request and the Board of Directors may waive the requirement to comply with any of the above-mentioned requirements. 2. Within 8 (eight) business days following the date in which the request for authorization referred to in paragraph 1 above is received, the Chairman or Secretary of the Board of Directors shall call for a meeting of the Board of Directors to discuss and decide on the request for authorization. The call for the meeting of the Board of Directors shall be made in writing and sent by the Chairman or the Secretary to each of the Directors or alternate members of the Board Members with the anticipation provided for in these By-laws, by certified mail, courier, or e-mail, to the addresses designated by the members of the Board of Directors in writing for purposes of this Clause of the By-laws. The calls shall specify the date, time and place of the meeting and the relevant Agenda. 3. The Board of Directors shall resolve any request for authorization that is submitted pursuant to this Clause of the By-laws, within 90 (ninety) calendar days following, and counted from, the date in which the request was filed, provided that the request contains all the information that is required pursuant to this Clause. If the Board of Directors does not make a decision on the authorization within the 90 (ninety) calendar day period referred to above, the authorization request shall be deemed as denied. The Board of Directors may request that the person who intends to acquire the relevant shares or to execute the relevant Voting Arrangement, provide any additional documentation, and any clarifications it deems necessary, as well as to hold any meetings that the Board of Directors deems convenient, to decide on the requested authorization for the acquisition; provided that the terms set forth in this provision shall not begin running, and the request will not be considered completed, until the Person that intends to acquire the Shares or enter into the relevant Voting Arrangement, provides all additional information and clarifications that the Board of Directors deems necessary. 4. The attendance of at least 75% (seventy five percent) of the principal or alternate members of the Board of Directors will be required to consider a meeting called to resolve any matter related to the authorization of an acquisition or an agreement in terms of this Clause, to be validly installed in first or subsequent calls. The resolutions will be valid when made by 75% (seventy five percent) of the members of the Board of Directors. The meetings of the Board of Directors will be called for and the resolutions adopted therein shall relate solely to the request for authorization referred to in this Clause (or fragments of such request for authorization). 5. In the event that the Board of Directors authorizes the intended acquisition of Shares or the entering into of the Voting Arrangement, and such acquisition, transaction or agreement results in (i) the acquisition of a 20% Participation or greater, or (ii) a change in Control, or (iii) the acquisition of a Significant Influence with respect to the Company, notwithstanding if such authorization was granted, the intended acquirer or party entering into the Voting Arrangement shall have to make a public offering to acquire 100% (one hundred percent) of the outstanding Shares of the Company minus one Share, for a price, in cash, that is the higher of the following: a. the book value per Share, according to the last quarterly financial statements approved by the Board of Directors or filed before the National Banking and Securities Commission or any stock exchange; or b. the highest closing price per Share traded in the stock exchange, over the 365 (three hundred sixty five) calendar days prior to the date of the Board of Directors’ authorization or request; or c. the highest purchase price per Share paid at any time, by the Person that, severally or jointly, directly or indirectly, intends to acquire the Shares or to enter into a Voting Arrangement authorized by the Board of Directors, plus in each case, an additional premium equal to 30% (thirty percent) of the price per Share payable in connection with the acquisition whose authorization is requested, provided however, that the Board of Directors may increase or decrease the amount of any such premium, taking into account the opinion of a reputable investment bank. The public purchase offering referred to in this Clause must be completed within 90 (ninety) natural days from the date in which the acquisition or the execution of the Voting Arrangement is authorized by the Board of Directors, pursuant to the procedure set forth in this Clause. The price paid for each Share shall be the same, regardless of the class or series of such Share. In the event that on or before the relevant acquisition or execution of the Voting Arrangement, the Board of Directors receives another written request for authorization to purchase the relevant Shares (including through a merger, consolidation or similar transaction), with terms more favorable for the shareholders of the Company, then the Board of Directors shall be entitled to consider and, if appropriate, approve the second request and suspend the previously approved transaction, and it shall submit both bids to the consideration of the Board of Directors, provided that, any approval shall be granted without affecting the obligation to carry out a public tender offer pursuant to the terms of this Clause and applicable law. 6. Acquisitions of Shares or a Voting Arrangement that would not result in (i) the acquisition of a 20% Participation or greater, (ii) a change in Control of the Company or (iii) the acquisition of Significant Influence with respect to the Company, may be recorded in the Shareholders Registry Book of the Company once they have been duly authorized by the Board of Directors and concluded. Acquisitions resulting in (i) the acquisition of a 20% Participation or greater, (ii) a change in Control of the Company, or (iii) the acquisition of Significant Influence with respect to the Company, will not be recorded in the Shares Registry Book of the Company, until the public offer referred to in this Clause has been completed. Thus, the rights under the acquired Shares shall not be capable of being exercised until the relevant public offer has been completed. 7. The Board of Directors may deny its approval of the requested acquisition of Shares or the execution of the proposed Voting Arrangement, in which case it shall inform the proposed acquirer in writing the grounds and reasons for such denial, and it may likewise inform the acquirer of the terms and conditions pursuant to which it would be in a position to authorized the proposed acquisition of Shares or Voting Arrangement. The proposed acquirer will have the right to request and hold a meeting with the Board of Directors or an ad-hoc committee appointed by the Board of Directors, to explain, expand or clarify the terms of the request, as well as to present its position in a written document for the Board of Directors.

(C) General Provisions.

For purposes of this Clause, it shall be deemed that a Person is the owner of all Shares owned by such Person, as well as of all of the Shares (i) owned by any Related Party, or (ii) any legal entity, trust, vehicle, entity, company or economic or commercial association, or its equivalent, of any nature and incorporated under the laws of any jurisdiction, that holds title when that legal entity, trust, vehicle, entity, company or economic or commercial association, or its equivalent, of any nature and incorporated under the laws of any jurisdiction, is Controlled by the mentioned Person. Furthermore, when one or more Persons are seeking to purchase Shares jointly, in a coordinated or concerted manner, through a single transaction or successive transactions, regardless of their legal form, it shall be deemed, for the purposes of this Clause, as a single Person who owns all such Shares. The Board of Directors may determine other cases in which one or more Persons that intend to acquire Shares or enter into Voting Arrangements shall be deemed as a single Person for purposes of this Clause. In making this determination, the Board of Directors may consider any legal or de facto information that is available. In order to evaluate any request for authorization submitted to the Board of Directors in terms of this Clause, the Board of Directors shall take into consideration any information that they deem appropriate, taking into consideration the best interests of the Company and its shareholders, including considerations as to the financial, market, business, moral and economic solvency of intended acquirer, the source of the funds to be used in the acquisition, potential conflicts of interest, protection of minority shareholders, the expected benefits for the future development of the Company, the impact in the Company’s plans and budgets on the quality, accuracy and veracity of the information submitted to it in terms of this Clause, the viability of the offer, the price offered, the conditions of the bid, the identity and credibility of the bidders (as far as may be determined and without any liability to the Board Members), the reasons for the execution and the temporality of the Voting Arrangement, the sources of funding, if any and time for completion, and any others that they deemed appropriate. Any acquisition of Shares or Voting Arrangement restricted by this Clause, entered into without the prior written authorization of the Board of Directors shall grant no rights to the holders of the Shares acquired or subject to any such Voting Arrangement and such holders shall not be able to vote any such Shares at any Shareholders’ Meeting of the Company, nor exercise any economic rights thereunder, which shall be the acquirer or group of acquirers’ sole responsibility. The Shares acquired pursuant to any such acquisitions or Voting Arrangements shall not be recorded in the Shareholders Registry Book of the Company, and any entries previously made shall be canceled and the Company will not recognize or give any value to the registration or listings referred to in Article 290 (two hundred ninety) of the Securities Exchange Act (Ley del Mercado de Valores), therefore the ownership of the Shares shall not be capable of being proved, and the right to attend any Shareholders Meeting shall not be capable of being credited, nor shall the holders of such Shares be able to exercise any action, including those of a procedural nature. The authorizations granted by the Board of Directors pursuant to this Clause will cease to be effective if the information and documentation on which such authorization was based is false or ceases to be true and/or legal. In the event that any transaction entered into is in violation of this Clause, the Board of Directors may agree upon the following measures amongst others: (i) the reversal of the transaction, with mutual restitution between the parties, when possible, or (ii) the transferring of the relevant Shares to an interested third party approved by the Board of Directors at the minimum price that the Board of Directors establishes. The provisions in this Clause will not be applicable to (a) the acquisitions or transfers of Shares made by succession, either by inheritance or legacy, or (b) the acquisition or transfer of Shares, or any other agreement or arrangement, (i) by the Person or Persons that collectively have the Control of the Company or Significant Influence in the Company as of the date in which this Clause is approved by the General Shareholders Meeting (that is, immediately before the initial public offering subscription of shares), (ii) by any legal entity, trust, vehicle, entity, company or any other form of economic or commercial association, or its equivalent, of any nature and incorporated under the laws of any jurisdiction, that is under the Control of the Person or Persons referred to in subsection (i) above, (iii) by the estate of the Person or Persons referred to in subsection (i) above; (iv) by the ascendants or descendants in a direct line within the third degree of the Person or Persons referred to in subsection (i) above, (v) by the Person or Persons referred to in subsection (i) above, when purchasing the Shares from any company, trust, vehicle, entity, company, any form of economic or commercial association, or its equivalent, of any nature and incorporated under the laws of any jurisdiction, ascendants or descendants referred to in subsections (iii) and (iv) above, and (vi) by the Company or its Subsidiaries, or by trusts created by the Company or its Subsidiaries or by any other Person Controlled by the Company or by its Subsidiaries, or (c) the future transfer of Shares into a trust or similar entity by the existing shareholders of the Company on the date of the public offering of Shares in Mexico, made at any moment in the future. The provisions contained in this Clause shall be applicable in addition to the provisions of the statutes or laws and mandatory general provisions related to securities acquisitions that are effective in the market in which the Shares, or other securities related to these or rights arising thereof are listed; in case that any provision in this Clause contravenes, in whole or in part, any provision in such laws, the provisions of the relevant statute and mandatory general provisions related to securities acquisitions shall prevail. This Clause shall be filed for registration in the Public Registry of Commerce of the domicile of the Company and shall be expressly included in the share certificates representing the capital stock of the Company, in order to ascertain effect against third parties. This Clause may only be modified or deleted from the By-laws, through a favorable resolution of the shareholders with at least 90% (ninety percent) of the outstanding Shares at the moment of approval, elimination or relevant amendment, provided that no shareholders representing at least 5% (five percent) of the outstanding Shares of the Company at the time of the vote, vote against any such elimination or amendment.

(c) Restrictions on the Transfer of Series B Shares.

Series B Shares will only be transferable in transactions of any nature and any kind, including, for these purposes, mergers, consolidations or other similar transactions, directly or indirectly, to the shareholders holding Series B Shares or to an Affiliate of the shareholders holding Series B Shares precisely on the date of the initial public offering subscription of the Shares. In the event that any transfer of Series B Shares contravenes the preceding or is made to any third party, such Series B Shares will be automatically converted into Series A Shares and the provisions established in this Clause will be applicable.

Provisional Certificate No.	Represents ordinary, nominative, Series “B”, Class II shares, without expression of nominal value, representative of the variable capital.

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A.B. DE C.V.

CORPORATE DOMICILE:	Mexico City, Federal District.
TERM:	Indefinite.

This Title is deposited in administration with S.D. Indeval Institución para el Depósito de Valores, S.A. de C.V., in terms and for the purposes of Article 282 of the Securities Market Law and represents      ordinary, nominative, Series “B”, Class II shares, without expression of nominal value, fully paid and subscribed, representative of the variable capital of Controladora Vuela Compañía de Aviación, S.A.B. de C.V. (the “Company”), of the total ordinary, nominative, Series “B”, Class II shares, without expression of nominal value, representative of the variable capital of the Company.

The Company was incorporated under the name “Controladora Vuela Compañía de Aviación, S.A. de C.V.”, by means of public deed No. 83.537, dated October 27, 2005, granted before Lic José Visoso del Valle, Notary Public number 92 of the Federal District, which first official transcript was registered with the Public Registry of Property and Commerce of the Federal District, under the commercial folio number 342,507, on January 20, 2006.

By public deed number      dated     , 2013, granted before Lic     , Notary Public number      of the Federal District, which first official transcript was registered with the Public Registry of Property and Commerce of the Federal District, under the commercial folio number     , on     ,     , it was resolved, among other things, to adopt the form of a Sociedad Anónima Bursátil de Capital Variable and, consequently, the amendment to the corporate name of the Company to Controladora Vuela Compañía de Aviación, S.A.B. de C.V., and the amendment to the Company’s By-laws.

“FIFTH. Nationality. The Company is of Mexican nationality. Any foreigner who at the time of incorporation or at any time thereafter acquires shares of the Company, agrees with the Ministry of Foreign Affairs to be treated as Mexican national with respect to (a) the shares or rights acquired of the Company and (b) the properties, rights, governmental concessions, participations or interests owned by the Company and (c) any rights and obligations derived from the agreements entered into by the Company; and it shall be understood that each foreigner agrees not to invoke the protection of his government, under penalty, in case of failure to comply with such agreement, of forfeiture of the acquired rights and assets in favor of the Mexican nation.”

Mexico City, Federal District,      de 2013.

[ ]	[ ]
Director	Director

Main Rights and Obligations of the Shareholders

In accordance with the provisions of the Bylaws, the following is the full text of the Clause Eight of the Bylaws:

EIGHTH. Acquisition of Shares by the Company; Change of Control Provisions; Restrictions in the Transfer of Series B Shares.

(a) Acquisition of Shares by the Company. The Company may acquire shares representing its own capital stock or negotiable instruments or any other instruments that represent such shares without being subject to the prohibition established in the first paragraph of Article 134 (one hundred thirty four) of the Mexican General Corporations Law. The acquisition of its own shares shall take place in any national or foreign securities exchange or in any foreign market at market prices, except in case of public bids or auctions authorized by the National Banking and Securities Commission. The acquisition of its own shares shall be made against its net worth, in which case the Company may maintain the acquired shares with no need of reducing its capital stock, or, against its capital stock, in which case such shares shall become unsubscribed and be maintained in its treasury, with no need of an agreement by the General Shareholders Meeting.

The General Ordinary Shareholders Meeting shall expressly agree for each fiscal year, the maximum amount of resources that may be used for the acquisition of its own shares or negotiable instruments or other instruments representing them, with the only limitation being that the total resources for the corresponding acquisition may not exceed the sum of the total net profits of the Company, including the profits retained from previous years. In any event, the Company must be up to date in the payment of the obligations arising from debt instruments registered with the National Securities Registry. The Board of Directors shall appoint the responsible persons of the acquisition and placement of its own shares.

As long as the acquired shares belong to the Company, such shares may not be represented or voted in the General Shareholders Meetings, nor exercise any kind of corporate or economic rights with respect to such shares.

The acquisition and sale of shares under this Clause, the reports of the transactions about such transactions which shall be submitted to the General Ordinary Shareholders Meeting, the rules of financial information disclosure, as well as the manner and terms under which these transactions shall be reported to the National Banking and Securities Commission, the relevant stock exchange and the public investors, shall be subject to the provisions of the Mexican Securities Market Law and the general provisions issued by such Commission.

(b) Change of Control Provisions

(A) Defined Terms

For purposes of this paragraph of Clause Eighth, the following terms shall have the meanings ascribed to them:

“Shares” means any and all the shares representing the capital stock of the Company, of whatever class, series or name, or any security, instrument, right (detachable or not, represented or not by any instrument, or resulting from contractual provisions and not by any instrument) or instrument issued or created based on such shares, including ordinary participation certificates or depositary certificates in respect thereto, irrespective of their governing law or the market where they may be placed, executed or granted, or of its name, or that otherwise grants its holders rights to such shares or is convertible into or exchangeable for such shares, including financial instruments and operations known as derivative transactions, options, warrants or other similar or equivalent rights or instruments, or any complete or partial right in respect of or related to shares evidencing the capital stock of the Company, including in all cases within the definition, notwithstanding they may not be strictly considered as shares.

“Voting Arrangement” shall have the meaning ascribed to such term in this Clause Eighth.

“Affiliate” means (i) any company that Controls, is Controlled by, or is under common Control of any Person, and (ii) with respect to an individual, any of the parents, siblings, spouse, previous spouse, concubines, direct descendants, without limit of degree, the spouses and previous spouses of such descendants, as well as any trust or agreement or equivalent executed with the purpose to benefit such individuals.

“Competitor” means any Person involved, directly or indirectly, through any means and through any entity, vehicle or contract, in a preponderant or sporadic manner, in (i) the business of air transportation services of passengers, cargo, currier and/or mixed, and/or (ii) any activity in which the Company or any of its Subsidiaries is at any time involved, and which represents 5% (five percent) or more of the consolidated gross income of the Company and its Subsidiaries, provided that the Board of Directors may, on a case by case basis, agree to exempt any Person from falling into this definition, by passing resolutions pursuant to these By-laws.

“Consortium” means the group of entities, of any nature, form or denomination, irrespective of their denomination or jurisdiction of incorporation, connected amongst each other through one or more individuals that forming or not a Group of Persons, have Control over such entities, provided that, as part of the concept entity, a trust or similar contract shall be deemed included regardless of the applicable law under which such entities are incorporated or executed, and regardless of its denomination.

“Control”, “Controls” or “Controlled” means the ability of a Person or Group of Persons, whatever their nature or denomination (including a Consortium or Corporate Group) and irrespective of the jurisdiction of incorporation or existence, to carry out any of the following acts (i) impose, directly or indirectly, decisions in the general shareholders meetings or partners meetings or equivalent bodies, or to appoint or remove the majority of the directors or equivalent positions in the Company, (ii) maintain ownership of any class of Shares or rights derived from such Shares, that allow, directly or indirectly, the exercise of the voting right of more than 50% (fifty percent) of the capital stock of the Company, or (iii) direct, or in any other form determine, directly or indirectly, the management, the strategy or the principal policies of the Company, whether such ability results from holding securities or from a contractual arrangement or from any other means.

“Relevant Directors” means the Chief Executive Officer, as well as the individuals who by holding a position, post or commission in the Company or in the entities Controlled by the Company or Controlling such Company, make decisions that significantly transcend the administrative, financial, operational or legal position of the Company or the Corporate Group to which it belongs, without comprising within this definition the members of the Board of Directors or of the board of directors of the concerned Person.

“Corporate Group” means a group of entities, whatever their nature or denomination, irrespective of their jurisdiction of incorporation, organized under a scheme of direct or indirect equity participation, or otherwise, in which one entity Controls the other entities, provided that, as in the definition of entity, trusts or similar agreements shall be deemed included, regardless of the laws under which such trusts or similar arrangements are created or executed and regardless of their corporate name.

“Group of Persons” means the Persons, including Corporate Groups, that have entered into agreements, of any type, oral or written, apparent or implicit, pursuant to which they have agreed to make decisions in the same direction or to act jointly (even if not in the same direction). It shall be presumed, unless otherwise evidenced, that the following are “Groups of Persons”: (a) persons who are related by blood or law, up to the fourth degree, related by affinity up to the third degree, spouses and concubines; and (b) legal entities, whatever their nature and irrespective of their jurisdiction of incorporation, that belong to the same Consortium or Corporate Group and the Person or Group of Persons that has Control over such legal entities, provided that, in the definition of entity, trusts or similar agreements, regardless of their denomination or the applicable law under which such were executed or incorporated, shall be deemed included.

“Significant Influence” means the ownership of rights which allow, directly or indirectly, by any means, including through a Consortium, Group of Persons or Corporate Group, the exercise of voting rights in respect of at least 20% (twenty percent) of the capital stock of a Person, provided that, in the definition of entity, trusts or similar agreements, regardless their denomination or the applicable law under which such were executed or incorporated, shall be deemed included.

“20% Participation” means the ownership or title, of at least the 20% (twenty percent) or more of the shares, partnership interest or any other interest regardless of whether it is held individually or jointly, directly or indirectly through a legal entity, trust or similar figure, vehicle, enterprise, company, Consortium, Group of Persons or Corporate Group, or other form of economic or commercial association, of any nature and however denominated, having legal existence or not and irrespective of its jurisdiction of organization, with respect to any Person.

“Person” means any individual or legal entity, company, corporation, investment vehicle, trust or similar figure, vehicle, enterprise, or any other form of economic or commercial association or any of its Subsidiaries or Affiliates, of any nature and however denominated, having legal existence or not and irrespective of their jurisdiction of organization, or any Consortium, Group of Persons or Corporate Group, acting or attempting to act jointly, in concert or in coordination for purposes of this Clause.

“Related Parties” means the Persons that, with respect to a Person or the Company, fall into any of the following categories: (a) the Persons that Control or have Significant Influence or a 20% Participation in any legal entity that is part of the Corporate Group or Consortium to which the Company belongs, as well as the directors, managers, or Relevant Directors of the Persons comprising said Consortium or Corporate Group; (b) the Persons with the decision making power, of any nature, in respect of any Person that belongs to the Corporate Group or Consortium to which the relevant Person or the Company belongs; (c) the spouse or concubine and blood or civil relatives up to the fourth degree and relationship by affinity up to the third degree, of the individuals referred to in paragraphs (a) and (b) above, as well as the partners and co-owners of the persons mentioned in such paragraphs or those with whom they maintain business relationships; (d) the legal entities that belong to the same Corporate Group or Consortium as the respective Person or Company; (e) the legal entities Controlled by any of the Persons referred to in paragraphs (a) through (c) above, or in which such Persons have Significant Influence.

“Subsidiary” means any corporation in which a Person is the owner of the majority of the shares of its capital stock or in which a Person has the right to appoint the majority of the members of its board of directors (or equivalent body) or its manager.

(B) Authorization by the Board of Directors for the Acquisition of Securities.

Any and all acquisition or attempt of acquisition of Shares, of any kind, and whatever its form or denomination, that is intended to be performed by any means or title, whether it be through a single transaction or a succession of transactions, without any time limit between one and another, including for these purposes mergers, consolidations or other similar transactions, directly or indirectly, by one or more Persons, Related Parties, Groups of Persons, Corporate Groups or Consortiums, shall require, to be valid, the prior written authorization of the Board of Directors, every time that the number of Shares that is intended to be acquired, together with the Shares already held by the intended acquirer, directly or indirectly, results in a number equal or greater than any percentage of capital stock of 5 (five) or any multiple of 5 (five).

The prior approval by the Board of Directors shall be required regardless of whether the acquisition of the Shares is intended to be performed through a stock exchange, directly or indirectly, in one or more transactions of whatever legal nature, simultaneously or successively, without any time limit, in Mexico or abroad. The prior written approval by the Board of Directors will also be required, for the execution of any agreement of any kind, in oral or written form, regardless of its name, as a result of which voting mechanisms or arrangements, or agreements for associated voting or joint voting, regardless of whether it is in the same direction, that imply a change in the Control of the Company, a 20% Participation or a Significant Influence in the Company (each, a “Voting Arrangement” and jointly, the “Voting Arrangements”). For these purposes, any Person who severally or jointly with any other Person, any Related Party, Group of Persons, Corporate Group or Consortium seeks to carry out an acquisition (including mergers, consolidations or similar transactions), or enter into any Voting Arrangements, shall comply with the following: 1. The interested parties must submit a written request for authorization to the Board of Directors. Such request must be addressed and delivered through a notary public to the Chairman of the Board of Directors at the domicile of the Company with a copy delivered to the Secretary of the Board of Directors of the Company. The request shall contain the following: a. the number and class or series of the Shares which the respective Person and/or any Related Party, Group of Persons, Corporate Group or Consortium (i) owns or co-owns, whether directly or through any Person or Related Party, and/or (ii) in respect of which, they share or enjoy any right, whether it be pursuant to an agreement or otherwise, including any Voting Arrangement;

b. the number and class or series of Shares that are intended to be purchased, whether directly or indirectly, by any means or pursuant to a Voting Arrangement; c. the number and class or series of the Shares pursuant to which any right is intended to be shared, whether it is pursuant to a Voting Arrangement or otherwise; d. (i) the percentage that the Shares referred to in paragraph a. above represent the total issued Shares of the Company , (ii) the percentage that the Shares referred to in paragraph a. represent of the total number of Shares of the same class or series, (iii) the percentage that the Shares referred to in paragraphs b. and c. above, represent of the total Shares issued by the Company, and (iv) the percentage that the Shares referred to in paragraphs b. and c. above represent of the total number of Shares of the same class or series of Shares; e. the identity and nationality of the Person or Persons, Group of Persons, Corporate Group or Consortium that intends to purchase the Shares or execute the respective Voting Arrangement, provided that if any of them is a legal entity, investment company, trust or its equivalent, or any other vehicle, entity, company or form of economic or commercial association, of any nature, having legal existence or not, and incorporated under the laws of any jurisdiction, the identity and nationality of the partners or shareholders, settlors and trustees, members of the technical committee, successors, managers, members or associates, or its equivalents, shall be specified, as well as the identity and nationality of the Person or Persons that Control, directly or indirectly, the legal entity, investment company, trust, vehicle, entity, company or form of economic or commercial association, or equivalent, of any nature, having legal existence or not, and incorporated under the laws of any jurisdiction, until the Person or individual who Controls or has any right, interest or final participation, of any nature, over the legal entity, trust or its equivalent, vehicle, entity, company or any form of economic or commercial association, of any nature, having legal existence or not, and incorporated under the laws of any jurisdiction, are identified; f. the reasons and objectives sought through the purchase of the Shares, subject of the requested authorization, or the execution of the relevant Voting Arrangement specifically mentioning if it intends to purchase, directly or indirectly, (i) any additional Shares to the ones referred to in the authorization request, (ii) a 20% Participation in the Company, (iii) the Control of the Company, or (iv) Significant Influence in the Company; g. if it is, directly or indirectly, a Competitor of the Company or of any Subsidiary or Affiliate of the Company and if it has the legal capacity to purchase the Shares or enter into the relevant Voting Arrangement, in accordance with the provisions of these By-laws and the applicable law; where appropriate, if it is in the process of obtaining any consent or authorization, indicate the person that will grant the consent or authorization, and the terms and time period within which it expects to obtain it; and if the Person or Persons that intend to purchase the relevant Shares have Related Parties that may be considered a Competitor of the Company or of any Subsidiary or Affiliate of the Company, or if it has any economic or business relationship with a Competitor or any interest or participation whether in the form of an equity participation in or in the management or operation of a Competitor, directly or by means of any Person or Related Party; h. the source of the funds to be used to pay the price for the acquisition of the Shares intended to be acquired; in the event that the source of the funds is a loan or other financing, the intended acquirer shall specify the identity and nationality of the Person providing such funding, the financial statements or other proof that evidences the solvency of such Person and shall deliver, as an attachment to the authorization request, the documentation evidencing and explaining the terms and conditions of such financing, including a commitment, signed by such Person, not subject to any material conditions, which shall include any collateral agreed upon to be provided. The Board of Directors may request that the intended acquirer (i) post a bond (fianza), (ii) create a security trust, (iii) provide an irrevocable letter of credit, (iv) make a deposit, or (v) provide any other security or guaranty approved by the Board of Directors, to secure up to 100% (one hundred percent) of the price of the Shares that are intended to be purchased or that are the subject of the relevant Voting Arrangement, designating the Company or the shareholders, through the Company, as the beneficiaries, and to secure the compensation for any damages and losses that the Company or its shareholders may suffer as a consequence of any misstatements of the information provided or as a consequence of the request or as a result of any action or omission of the applicant, directly or indirectly; i. if it has received funding in the form of a loan or in any other form, from a Related Party or Competitor or has provided funding to a Related Party or Competitor, to obtain the funds to pay the Shares intended to be acquired or to enter into the relevant Voting Arrangement; j. the identity and nationality of the financial institution to act as intermediary, in the event that the relevant acquisition is carried out through a tender offer; k. if applicable, because of the need of a public offering, a copy of the information memorandum or similar document that is intended to be used in connection with the purchase of the Shares or in connection with the transaction or agreement at issue, and a statement that the acquisition has been approved or submitted for approval by the competent authorities (including the National Banking and Securities Commission (Comisión Nacional Bancaria y de Valores); and l. an address in Mexico City, Mexico, to receive notices relating to its request. The Board of Directors may determine, in the event that certain information is impossible to produce at the time of submitting the request, that such information be omitted from the request and the Board of Directors may waive the requirement to comply with any of the above-mentioned requirements. 2. Within 8 (eight) business days following the date in which the request for authorization referred to in paragraph 1 above is received, the Chairman or Secretary of the Board of Directors shall call for a meeting of the Board of Directors to discuss and decide on the request for authorization. The call for the meeting of the Board of Directors shall be made in writing and sent by the Chairman or the Secretary to each of the Directors or alternate members of the Board Members with the anticipation provided for in these By-laws, by certified mail, courier, or e-mail, to the addresses designated by the members of the Board of Directors in writing for purposes of this Clause of the By-laws. The calls shall specify the date, time and place of the meeting and the relevant Agenda. 3. The Board of Directors shall resolve any request for authorization that is submitted pursuant to this Clause of the By-laws, within 90 (ninety) calendar days following, and counted from, the date in which the request was filed, provided that the request contains all the information that is required pursuant to this Clause. If the Board of Directors does not make a decision on the authorization within the 90 (ninety) calendar day period referred to above, the authorization request shall be deemed as denied. The Board of Directors may request that the person who intends to acquire the relevant shares or to execute the relevant Voting Arrangement, provide any additional documentation, and any clarifications it deems necessary, as well as to hold any meetings that the Board of Directors deems convenient, to decide on the requested authorization for the acquisition; provided that the terms set forth in this provision shall not begin running, and the request will not be considered completed, until the Person that intends to acquire the Shares or enter into the relevant Voting Arrangement, provides all additional information and clarifications that the Board of Directors deems necessary. 4. The attendance of at least 75% (seventy five percent) of the principal or alternate members of the Board of Directors will be required to consider a meeting called to resolve any matter related to the authorization of an acquisition or an agreement in terms of this Clause, to be validly installed in first or subsequent calls. The resolutions will be valid when made by 75% (seventy five percent) of the members of the Board of Directors. The meetings of the Board of Directors will be called for and the resolutions adopted therein shall relate solely to the request for authorization referred to in this Clause (or fragments of such request for authorization). 5. In the event that the Board of Directors authorizes the intended acquisition of Shares or the entering into of the Voting Arrangement, and such acquisition, transaction or agreement results in (i) the acquisition of a 20% Participation or greater, or (ii) a change in Control, or (iii) the acquisition of a Significant Influence with respect to the Company, notwithstanding if such authorization was granted, the intended acquirer or party entering into the Voting Arrangement shall have to make a public offering to acquire 100% (one hundred percent) of the outstanding Shares of the Company minus one Share, for a price, in cash, that is the higher of the following: a. the book value per Share, according to the last quarterly financial statements approved by the Board of Directors or filed before the National Banking and Securities Commission or any stock exchange; or b. the highest closing price per Share traded in the stock exchange, over the 365 (three hundred sixty five) calendar days prior to the date of the Board of Directors’ authorization or request; or c. the highest purchase price per Share paid at any time, by the Person that, severally or jointly, directly or indirectly, intends to acquire the Shares or to enter into a Voting Arrangement authorized by the Board of Directors, plus in each case, an additional premium equal to 30% (thirty percent) of the price per Share payable in connection with the acquisition whose authorization is requested, provided however, that the Board of Directors may increase or decrease the amount of any such premium, taking into account the opinion of a reputable investment bank. The public purchase offering referred to in this Clause must be completed within 90 (ninety) natural days from the date in which the acquisition or the execution of the Voting Arrangement is authorized by the Board of Directors, pursuant to the procedure set forth in this Clause. The price paid for each Share shall be the same, regardless of the class or series of such Share. In the event that on or before the relevant acquisition or execution of the Voting Arrangement, the Board of Directors receives another written request for authorization to purchase the relevant Shares (including through a merger, consolidation or similar transaction), with terms more favorable for the shareholders of the Company, then the Board of Directors shall be entitled to consider and, if appropriate, approve the second request and suspend the previously approved transaction, and it shall submit both bids to the consideration of the Board of Directors, provided that, any approval shall be granted without affecting the obligation to carry out a public tender offer pursuant to the terms of this Clause and applicable law. 6. Acquisitions of Shares or a Voting Arrangement that would not result in (i) the acquisition of a 20% Participation or greater, (ii) a change in Control of the Company or (iii) the acquisition of Significant Influence with respect to the Company, may be recorded in the Shareholders Registry Book of the Company once they have been duly authorized by the Board of Directors and concluded. Acquisitions resulting in (i) the acquisition of a 20% Participation or greater, (ii) a change in Control of the Company, or (iii) the acquisition of Significant Influence with respect to the Company, will not be recorded in the Shares Registry Book of the Company, until the public offer referred to in this Clause has been completed. Thus, the rights under the acquired Shares shall not be capable of being exercised until the relevant public offer has been completed. 7. The Board of Directors may deny its approval of the requested acquisition of Shares or the execution of the proposed Voting Arrangement, in which case it shall inform the proposed acquirer in writing the grounds and reasons for such denial, and it may likewise inform the acquirer of the terms and conditions pursuant to which it would be in a position to authorized the proposed acquisition of Shares or Voting Arrangement. The proposed acquirer will have the right to request and hold a meeting with the Board of Directors or an ad-hoc committee appointed by the Board of Directors, to explain, expand or clarify the terms of the request, as well as to present its position in a written document for the Board of Directors.

(C) General Provisions.

For purposes of this Clause, it shall be deemed that a Person is the owner of all Shares owned by such Person, as well as of all of the Shares (i) owned by any Related Party, or (ii) any legal entity, trust, vehicle, entity, company or economic or commercial association, or its equivalent, of any nature and incorporated under the laws of any jurisdiction, that holds title when that legal entity, trust, vehicle, entity, company or economic or commercial association, or its equivalent, of any nature and incorporated under the laws of any jurisdiction, is Controlled by the mentioned Person. Furthermore, when one or more Persons are seeking to purchase Shares jointly, in a coordinated or concerted manner, through a single transaction or successive transactions, regardless of their legal form, it shall be deemed, for the purposes of this Clause, as a single Person who owns all such Shares. The Board of Directors may determine other cases in which one or more Persons that intend to acquire Shares or enter into Voting Arrangements shall be deemed as a single Person for purposes of this Clause. In making this determination, the Board of Directors may consider any legal or de facto information that is available. In order to evaluate any request for authorization submitted to the Board of Directors in terms of this Clause, the Board of Directors shall take into consideration any information that they deem appropriate, taking into consideration the best interests of the Company and its shareholders, including considerations as to the financial, market, business, moral and economic solvency of intended acquirer, the source of the funds to be used in the acquisition, potential conflicts of interest, protection of minority shareholders, the expected benefits for the future development of the Company, the impact in the Company’s plans and budgets on the quality, accuracy and veracity of the information submitted to it in terms of this Clause, the viability of the offer, the price offered, the conditions of the bid, the identity and credibility of the bidders (as far as may be determined and without any liability to the Board Members), the reasons for the execution and the temporality of the Voting Arrangement, the sources of funding, if any and time for completion, and any others that they deemed appropriate. Any acquisition of Shares or Voting Arrangement restricted by this Clause, entered into without the prior written authorization of the Board of Directors shall grant no rights to the holders of the Shares acquired or subject to any such Voting Arrangement and such holders shall not be able to vote any such Shares at any Shareholders’ Meeting of the Company, nor exercise any economic rights thereunder, which shall be the acquirer or group of acquirers’ sole responsibility. The Shares acquired pursuant to any such acquisitions or Voting Arrangements shall not be recorded in the Shareholders Registry Book of the Company, and any entries previously made shall be canceled and the Company will not recognize or give any value to the registration or listings referred to in Article 290 (two hundred ninety) of the Securities Exchange Act (Ley del Mercado de Valores), therefore the ownership of the Shares shall not be capable of being proved, and the right to attend any Shareholders Meeting shall not be capable of being credited, nor shall the holders of such Shares be able to exercise any action, including those of a procedural nature. The authorizations granted by the Board of Directors pursuant to this Clause will cease to be effective if the information and documentation on which such authorization was based is false or ceases to be true and/or legal. In the event that any transaction entered into is in violation of this Clause, the Board of Directors may agree upon the following measures amongst others: (i) the reversal of the transaction, with mutual restitution between the parties, when possible, or (ii) the transferring of the relevant Shares to an interested third party approved by the Board of Directors at the minimum price that the Board of Directors establishes. The provisions in this Clause will not be applicable to (a) the acquisitions or transfers of Shares made by succession, either by inheritance or legacy, or (b) the acquisition or transfer of Shares, or any other agreement or arrangement, (i) by the Person or Persons that collectively have the Control of the Company or Significant Influence in the Company as of the date in which this Clause is approved by the General Shareholders Meeting (that is, immediately before the initial public offering subscription of shares), (ii) by any legal entity, trust, vehicle, entity, company or any other form of economic or commercial association, or its equivalent, of any nature and incorporated under the laws of any jurisdiction, that is under the Control of the Person or Persons referred to in subsection (i) above, (iii) by the estate of the Person or Persons referred to in subsection (i) above; (iv) by the ascendants or descendants in a direct line within the third degree of the Person or Persons referred to in subsection (i) above, (v) by the Person or Persons referred to in subsection (i) above, when purchasing the Shares from any company, trust, vehicle, entity, company, any form of economic or commercial association, or its equivalent, of any nature and incorporated under the laws of any jurisdiction, ascendants or descendants referred to in subsections (iii) and (iv) above, and (vi) by the Company or its Subsidiaries, or by trusts created by the Company or its Subsidiaries or by any other Person Controlled by the Company or by its Subsidiaries, or (c) the future transfer of Shares into a trust or similar entity by the existing shareholders of the Company on the date of the public offering of Shares in Mexico, made at any moment in the future. The provisions contained in this Clause shall be applicable in addition to the provisions of the statutes or laws and mandatory general provisions related to securities acquisitions that are effective in the market in which the Shares, or other securities related to these or rights arising thereof are listed; in case that any provision in this Clause contravenes, in whole or in part, any provision in such laws, the provisions of the relevant statute and mandatory general provisions related to securities acquisitions shall prevail. This Clause shall be filed for registration in the Public Registry of Commerce of the domicile of the Company and shall be expressly included in the share certificates representing the capital stock of the Company, in order to ascertain effect against third parties. This Clause may only be modified or deleted from the By-laws, through a favorable resolution of the shareholders with at least 90% (ninety percent) of the outstanding Shares at the moment of approval, elimination or relevant amendment, provided that no shareholders representing at least 5% (five percent) of the outstanding Shares of the Company at the time of the vote, vote against any such elimination or amendment.

(c) Restrictions on the Transfer of Series B Shares.

Series B Shares will only be transferable in transactions of any nature and any kind, including, for these purposes, mergers, consolidations or other similar transactions, directly or indirectly, to the shareholders holding Series B Shares or to an Affiliate of the shareholders holding Series B Shares precisely on the date of the initial public offering subscription of the Shares. In the event that any transfer of Series B Shares contravenes the preceding or is made to any third party, such Series B Shares will be automatically converted into Series A Shares and the provisions established in this Clause will be applicable.